            D O D G E  &  C O X                          D O D G E  &  C O X
            -------------------                          --------------------
                Stock Fund
                                                              Stock Fund
                                                           Established 1965

          www.dodgeandcox.com
      For Fund literature and account
       information, please visit the
              Funds' web site.

             or write or call:
             Dodge & Cox Funds
     c/o Boston Financial Data Services
               P.O. Box 8422
           Boston, Massachusetts
                 02266-8422
               (800) 621-3979

             Investment Manager
                Dodge & Cox
             One Sansome Street
                 35th Floor
         San Francisco, California
                 94104-4443
              (415) 981-1710

     This report is submitted for the
         general information of the
          shareholders of the Fund.
       The report is not authorized for
         distribution to  prospective
         investors in the Fund unless
       it is  accompanied by a current
               prospectus.

        This report reflects our views,
       opinions and portfolio holdings
       as of June 30, 2002, the end of
    the reporting period. The information
provided is not a complete analysis of every
aspect of any industry, security or the Fund.            Semi-Annual Report
 The Fund's portfolio composition may change                June 30, 2002
 depending on market and economic conditions.
   Although historical performance is no                        2002
         guarantee of future results,
         these insights may help you                        --------------
          understand our investment                         --------------
           management philosophy.                           --------------

06/02 SF SAR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund returned -6.2% for the second quarter of 2002, com-pared a return of -13.4% for the Standard & Poor's 500 Index (S&P 500). Year-to-date through June 30, the Fund returned -1.6%, compared to -13.2% for the S&P 500. At quarter-end the Fund had total assets of approximately $12.6 bil-lion and a cash position of 6%.

While the Stock Fund continued its strong performance relative to the S&P 500 during the quarter, the broad market decline has now begun to drag down its ab-solute returns. Between December 31, 1994 and March 31, 2000 the S&P 500 had an average annualized return of 27.6%, which resulted in unprecedented speculative valuations among U.S. equities. A tremendous valuation gap opened between technology/communications companies and those companies that many investors thought had mundane, limited prospects. The Stock Fund was primarily invested in these so-called "old economy" stocks that had significantly lower valua-tions. Over the past two years, the valuation gap between these two broad areas of the market has narrowed significantly. As a result the Stock Fund has posted returns well ahead of the S&P 500. More recently, however, market declines have occurred across all sectors--and the Fund's holdings have not been immune.

Performance Review
While the Fund's return for the quarter was negative, as noted, it was stronger than that of the S&P 500. The sources of the Fund's strong performance relative to the S&P 500 during the second quarter were broader than they have been in the recent past. Whereas over the past two years the portfolio's underweight position and strong stock selections in the information technology sector were the primary drivers of strong returns, this quarter the primary contributors were holdings in the industrials, financials and materials sectors. In a market in which every sector in the S&P 500 posted negative returns, the Fund "bene-fited" from good stock selection in the industrial and financial sectors (e.g., Deere up 6% and Golden West up 8%), as well as a much higher weighting than the market in the materials sector, which outperformed the broad market. Weak per-formers during the quarter included AT&T (down 32%) and Xerox (down 35%). As always, we do not attach much importance to short-term performance, whether it be positive or negative. We use a three-to-five year time horizon when we eval-uate the Fund's investments, and we encourage you to do the same.

Focus on Stock Selection
As valuations have dropped, often precipitously, we have had the opportunity to invest in businesses on your behalf which we believe have excellent long-term growth prospects. We highlight the following two holdings in the Fund in order to illustrate our "bottom-up approach" to security selection, not because we believe they are more attractive than the Fund's other 78 holdings.

Over the past six months, we have continued to build our position in the much-maligned AT&T. AT&T is actually two companies: one in cable (AT&T Broadband) and the other in telecommunication services (AT&T Communications). Within the next six months AT&T Broadband is scheduled to merge with Comcast to form the largest cable company in the United States with 22 million customers. We be-lieve cable is a durable business with excellent repeat revenues that continue even in slowing economies. As technology progresses, AT&T Broadband will be able to offer its customers more entertainment and information services. In our judgment, AT&T Communications also has excellent prospects. While long distance voice has been declining, the company has a strong position in business and data communications. The dark clouds over telecommunications and cable (WorldCom, Qwest, Global Crossing, Adelphia, etc.) have provided an opportunity to establish ownership in AT&T at what we believe will prove to be an attrac-tive valuation for the long-term shareholder.

Valuations in the pharmaceutical industry have also declined. The business is attractive: High barriers to entry exist and patent protection guards profit margins. Advances in technology create opportunities for new, high margin prod-ucts. Over the past year, we have increased the Fund's position in Schering-Plough. Schering-Plough has been trading at lower levels due to investors' con-cerns surrounding the loss of patent protection for Claritin and quality con-trol problems in its manufacturing operations. The company is addressing its quality control issues, and while the loss of patent protection for Claritin will significantly impact 2003 earnings, we believe that the company has a strong pipeline of drugs that will contribute to earnings growth in 2004 and beyond. Selling at 16 times its estimated 2002 earnings and with new product potential, we believe the company is an attractive long-term investment oppor-tunity.

Our economic world has been and will continue to be transformed by rapid tech-nological change. By the first half of 2000, equity markets had become too ex-cited about the profitability of companies engaged in technology. In 2002, as the hangover from the party lengthens, we are taking the opportunity to expand the Fund's position in technology, telecommunications, and pharmaceutical com-panies. However, what goes up too high more often than not goes down too low, so we enter these areas at a slow pace.

Corporate Scandals
We conclude with a note on the current controversy on fraudulent accounting. As we said at the beginning, the last half of the 1990's witnessed a prolonged eq-uity speculation. Excesses occurred. Especially in the latter part of the boom, companies which exceeded quarterly profit or revenue growth expectations were disproportionately rewarded with rapid upward movements in stock price. The mo-tivation to use more aggressive accounting became stronger. Ironically, by overstating earnings or revenue growth, unethical

1 / Dodge & Cox Stock Fund

--------------------------------------------------------------------------------

managements fooled themselves, as well as their investors. The false glow of profitability often resulted in rapid business expansion and excess debt.

The current investment environment (mistrust, skepticism and fear) features ex-aggerated price volatility and demands an extremely diligent approach to funda-mental research and price sensitivity--the key components of our investment ap-proach. We believe it also demands some perspective: just as all the wonderful pronouncements and results reported by Corporate America and embraced by the investing public in the late 1990s seemed overdone, so too does the current "wisdom" that all corporate accounting is fraudulent and all corporate repre-sentations lack credibility.

July's Market Volatility
It is unusual for us to comment on market events that occur over short periods of time. However, given that both the S&P 500 and the Stock Fund have declined sharply since June 30th, we believe it is important to reiterate the need to focus on the long term when investing in stocks. (The Fund returned -8.9% in the month of July versus -7.8% for the S&P 500.)

The mistrust, skepticism and fear of today create the investment opportunities of tomorrow, and we do believe that investment values are currently being cre-ated. As good companies with strong market positions and durable franchises in essential industries become more attractively valued, we will selectively add them to the Fund. The key continues to be security selection, from a foundation of high-quality, in-depth research.

As manager of the assets you have invested in the Stock Fund, we seek to pro-tect and hopefully enhance the future purchasing power of your capital over the long term. While the bear market has kept us from achieving this goal over the past few months, we are optimistic about the long-term opportunities for compa-nies held in the Fund to compete and profit in the U.S. and global economies.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey                   /s/ John A. Gunn
------------------------             -----------------------
Harry R. Hagey, Chairman             John A. Gunn, President

July 31, 2002


Ten Years of Investment Performance
-------------------------------------------------------------------------------
through June 30, 2002 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

                                  10 years    10 years
                                 Stock Fund   S & P 500
                                 ----------   ---------
                       Jun-92      $10,000     $10,000
                       Jun-93      $12,191     $11,318
                       Jun-94      $13,852     $12,392
                       Jun-95      $16,617     $15,010
                       Jun-96      $19,649     $18,306
                       Jun-97      $25,891     $24,651
                       Jun-98      $30,523     $32,091
                       Jun-99      $36,112     $39,388
                       Jun-00      $34,903     $42,255
                       Jun-01      $44,859     $35,988
                       Jun-02      $44,536     $29,533

- Dodge & Cox Stock Fund $44,536
- S&P 500 $29,533

Average annual total return for periods ended June 30, 2002

                                           1 Year  5 Years  10 Years  20 Years
-------------------------------------------------------------------------------

Dodge & Cox Stock Fund                     - 0.71%   11.47%    16.11%    17.23%
S&P 500                                    -17.95     3.68     11.43     14.90
-------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.


                                                      Dodge & Cox Stock Fund / 2

Fund Information                                                   June 30, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $98.10
Total Net Assets (millions)                                              $12,642
30-Day SEC Yield/1/                                                        1.59%
2001 Expense Ratio                                                         0.54%
2001 Portfolio Turnover                                                      10%
Fund Inception Date                                                         1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years.

Stock Characteristics                                               Fund S&P 500
--------------------------------------------------------------------------------
Number of Stocks                                                      80     500
Median Market Capitalization
 (billions)                                                          $10      $8
Weighted-Average Market Cap.
 (billions)                                                          $20     $85
Price-to-Earnings Ratio/2/                                           18x     22x
Price-to-Book Value                                                 1.9x    3.2x
Foreign Stocks/3/ (% of Fund)                                        11%      2%

Ten Largest Holdings
--------------------------------------------------------------------------------
AT&T                                                                       3.6%
Dow Chemical                                                               3.0
Golden West Financial                                                      2.7
Bank One                                                                   2.7
Union Pacific                                                              2.5
Schering-Plough                                                            2.4
FedEx                                                                      2.3
Phillips Petroleum                                                         2.3
News Corp. Ltd. ADR                                                        2.0
Occidental Petroleum                                                       2.0

Asset Allocation
--------------------------------------------------------------------------------
                          [PIE CHART APPEARS HERE]
Stocks:                                                                   94.0%
Cash Equivalents:                                                          6.0%

Sector Diversification                                          Fund   S&P 500
--------------------------------------------------------------------------------
Financials                                                       18.3%    19.8%
Consumer Discretionary                                           14.2     13.5
Industrials                                                      12.8     11.0
Materials                                                        12.8      3.2
Energy                                                           10.8      7.6
Information Technology                                            8.7     14.0
Health Care                                                       7.0     13.8
Utilities                                                         3.9      3.1
Telecommunication Services                                        3.6      4.1
Consumer Staples                                                  1.9      9.9

/1/ An annualization of the Fund's total net investment income per share for the
    30-day period ended on the last day of the month.
/2/ The Fund's Price-to-earnings (P/E) ratio is calculated using Dodge & Cox's estimated forward earnings and excludes extraordinary items. The S&P 500's P/E is calculated by Standard & Poor's and uses an aggregated estimate of forward earnings.
/3/ All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
COMMON STOCKS: 92.0%
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
FINANCIALS: 18.3%
BANKS: 8.8%
 4,931,000 Golden West Financial Corp.                            $  339,154,180
 8,753,400 Bank One Corp.                                            336,830,832
 5,907,000 Wachovia Corp.                                            225,529,260
 1,694,888 Bank of America Corp.                                     119,252,320
 1,860,000 Wells Fargo & Co.                                          93,111,600
                                                                  --------------
                                                                   1,113,878,192
INSURANCE: 6.6%
 4,450,900 Loews Corp.                                               235,853,191
 4,733,000 St. Paul Companies, Inc.                                  184,208,360
 4,290,000 Torchmark Corp.                                           163,878,000
 5,169,000 UNUMProvident Corp.                                       131,551,050
   862,150 Chubb Corp.                                                61,040,220
   943,400 MBIA, Inc.                                                 53,330,402
   347,100 Prudential Financial, Inc.(a)                              11,579,256
                                                                  --------------
                                                                     841,440,479
REAL ESTATE: 2.9%
 7,358,400 Equity Office Properties Trust                            221,487,840
 5,013,800 Equity Residential Properties Trust                       144,146,750
                                                                  --------------
                                                                     365,634,590
                                                                  --------------
                                                                   2,320,953,261
INDUSTRIALS: 12.8%
CAPITAL GOODS: 5.9%
 6,038,300 Genuine Parts Co.                                         210,555,521
 3,639,100 Deere & Co.                                               174,312,890
 4,560,000 Masco Corp.                                               123,621,600
 2,344,000 Caterpillar, Inc.                                         114,738,800
 2,908,900 Fluor Corp.                                               113,301,655
   796,700 Unova, Inc.(a)                                              5,170,583
                                                                  --------------
                                                                     741,701,049
TRANSPORTATION: 5.1%
 4,909,600 Union Pacific Corp.                                       310,679,488
 5,542,600 FedEx Corp.                                               295,974,840
 1,667,850 Canadian Pacific Railway Co.(b) (Canada)                   40,895,682
                                                                  --------------
                                                                     647,550,010
COMMERCIAL SERVICES & SUPPLIES: 1.8%
 4,945,200 R.R. Donnelley & Sons Co.                                 136,240,260
 2,419,000 Pitney Bowes, Inc.                                         96,082,680
                                                                  --------------
                                                                     232,322,940
                                                                  --------------
                                                                   1,621,573,999
MATERIALS: 12.8%
CHEMICALS: 8.5%
11,051,324 Dow Chemical Co.                                          379,944,519
 4,627,800 Akzo Nobel N.V. ADR(b) (Netherlands)                      201,309,300
 3,460,300 Rohm and Haas Co.                                         140,107,547

SHARES                                                              MARKET VALUE
 2,869,600 Eastman Chemical Co.                                   $  134,584,240
 2,915,620 NOVA Chemicals Corp.(b) (Canada)                           65,718,075
 5,300,000 Syngenta A.G. ADR(b) (Switzerland)                         64,448,000
 2,244,000 Engelhard Corp.                                            63,550,080
   832,900 Lubrizol Corp.                                             27,902,150
                                                                  --------------
                                                                   1,077,563,911
METALS AND MINING: 2.9%
 2,892,181 Rio Tinto PLC ADR(b) (United Kingdom)                     214,021,394
 4,657,500 Alcoa, Inc.                                               154,396,125
                                                                  --------------
                                                                     368,417,519
PAPER AND FOREST PRODUCTS: 1.4%
 3,071,500 International Paper Co.                                   133,855,970
 1,113,400 Boise Cascade Corp.                                        38,445,702
                                                                  --------------
                                                                     172,301,672
                                                                  --------------
                                                                   1,618,283,102
CONSUMER DISCRETIONARY: 12.2%
CONSUMER DURABLES & APPAREL: 5.3%
 2,423,200 Whirlpool Corp.                                           158,380,352
10,421,900 Matsushita Electric Industrial Co., Ltd. ADR(b)
            (Japan)                                                  144,134,877
 4,757,300 Eastman Kodak Co.                                         138,770,441
 2,520,300 Sony Corp. ADR(b) (Japan)                                 133,827,930
 2,321,400 VF Corp.                                                   91,022,094
                                                                  --------------
                                                                     666,135,694
RETAILING: 3.4%
 6,616,000 May Department Stores Co.                                 217,864,880
 4,797,500 Nordstrom, Inc.                                           108,663,375
 3,850,000 Gap, Inc.                                                  54,670,000
 1,724,800 Dillard's, Inc. Class A                                    45,344,992
                                                                  --------------
                                                                     426,543,247
AUTOMOBILES & COMPONENTS: 3.0%
13,100,923 Delphi Automotive Systems Corp.                           172,932,183
11,088,350 Fiat SPA ADR(b) (Italy)                                   139,713,210
 4,660,374 Ford Motor Co.                                             74,565,984
                                                                  --------------
                                                                     387,211,377
HOTELS, RESTAURANTS & LEISURE: 0.5%
 2,325,000 McDonald's Corp.                                           66,146,250
                                                                  --------------
                                                                   1,546,036,568
ENERGY: 10.8%
 4,939,100 Phillips Petroleum Co.                                    290,814,208
 8,403,400 Occidental Petroleum Corp.                                252,017,966
 2,739,400 ChevronTexaco Corp.                                       242,436,900
 6,519,600 Unocal Corp.                                              240,834,024
 2,693,200 Amerada Hess Corp.                                        222,189,000
 3,503,900 Baker Hughes, Inc.                                        116,644,831
                                                                  --------------
                                                                   1,364,936,929

See accompanying Notes to Financial Statements        Dodge & Cox Stock Fund / 4

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
INFORMATION TECHNOLOGY: 8.7%
TECHNOLOGY HARDWARE & EQUIPMENT: 6.9%
 16,260,372 Hewlett-Packard Co.                                   $  248,458,484
 34,504,100 Xerox Corp.(a)                                           240,493,577
  3,344,300 NCR Corp.(a)                                             115,712,780
  6,704,200 Thermo Electron Corp.(a)                                 110,619,300
  5,150,300 Storage Technology Corp.(a)                               82,250,291
 15,798,700 Avaya, Inc.(a)                                            78,203,565
     29,700 Corning, Inc.(a)                                             105,435
                                                                  --------------
                                                                     875,843,432
SOFTWARE & SERVICES: 1.8%
  2,666,800 Computer Sciences Corp.(a)                               127,473,040
 15,597,200 Compuware Corp.(a)                                        94,675,004
                                                                  --------------
                                                                     222,148,044
                                                                  --------------
                                                                   1,097,991,476
HEALTH CARE: 7.0%
PHARMACEUTICALS & BIOTECHNOLOGY: 3.9%
 12,147,100 Schering-Plough Corp.                                    298,818,660
  5,285,686 Pharmacia Corp.                                          197,948,941
                                                                  --------------
                                                                     496,767,601
HEALTH CARE EQUIPMENT & SERVICES: 3.1%
  1,519,600 WellPoint Health Networks, Inc.(a)                       118,240,076
  2,392,500 HCA-The Healthcare Company                               113,643,750
  2,710,600 Becton, Dickinson & Co.                                   93,380,170
  1,714,100 Bausch & Lomb, Inc.                                       58,022,285
                                                                  --------------
                                                                     383,286,281
                                                                  --------------
                                                                     880,053,882
UTILITIES: 3.9%
  3,324,100 Ameren Corp.                                             142,969,541
  2,675,600 TXU Corp.                                                137,927,180
  3,181,100 American Electric Power Co., Inc.                        127,307,622
  2,976,300 Wisconsin Energy Corp.                                    75,211,101
    406,300 Scottish Power PLC ADR(b) (United Kingdom)                 8,694,820
                                                                  --------------
                                                                     492,110,264
TELECOMMUNICATION SERVICES: 3.6%
442,169,200 AT&T Corp.                                               451,210,440
CONSUMER STAPLES: 1.9%
FOOD, BEVERAGE AND TOBACCO: 1.9%
  9,785,499 Archer-Daniels-Midland Co.                               125,156,532
  1,787,600 Unilever N.V. ADR(b) (Netherlands)                       115,836,480
                                                                  --------------
                                                                     240,993,012
                                                                  --------------
Total Common Stocks (cost $10,584,019,256)                        11,634,142,933
                                                                  --------------

PREFERRED STOCKS: 2.0%
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
CONSUMER DISCRETIONARY: 2.0%
MEDIA: 2.0%
  12,950,469 News Corp. Ltd., Limited Voting
              Ordinary Shares ADR(b) (Australia)                 $   255,771,763
                                                                 ---------------
Total Preferred Stocks (cost $301,945,783)                           255,771,763
                                                                 ---------------

SHORT-TERM INVESTMENTS: 5.9%
--------------------------------------------------------------------------------
PAR VALUE
$ 61,987,232 SSgA Prime Money Market Fund                             61,987,232
 303,858,000 State Street Repurchase Agreement,
              1.75%, 7/1/02 (collateralized by
              U.S. Treasury securities, value
              $309,960,563)                                          303,858,000
  50,000,000 U.S. Treasury Bills, 7/25/02                             49,943,833
  50,000,000 U.S. Treasury Bills, 7/25/02                             49,941,333
 150,000,000 U.S. Treasury Bills, 10/24/02                           149,127,917
 125,000,000 U.S. Treasury Bills, 12/5/02                            124,001,033
                                                                 ---------------
Total Short-term Investments (cost $738,859,348)                     738,859,348
                                                                 ---------------

TOTAL INVESTMENTS (cost $11,624,824,387)             99.9%        12,628,774,044
OTHER ASSETS LESS LIABILITIES                         0.1             13,643,598
                                                     ----        ---------------
TOTAL NET ASSETS                                      100%       $12,642,417,642
                                                     ----        ---------------

(a)  Non-income producing
(b)  Foreign securities denominated in U.S. dollars

5 / Dodge & Cox Stock Fund        See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                 June 30, 2002
Assets:
Investments, at market value
 (identified cost $11,624,824,387)                              $12,628,774,044
Receivable for Fund shares sold                                     102,937,635
Dividends and interest receivable                                    32,547,819
Prepaid expenses                                                         10,443
                                                                ---------------
                                                                 12,764,269,941
                                                                ---------------
Liabilities:
Payable for investments purchased                                    95,554,450
Payable for Fund shares redeemed                                     20,184,775
Management fees payable                                               5,157,332
Accounts payable                                                        955,742
                                                                ---------------
                                                                    121,852,299
                                                                ---------------
Net Assets                                                      $12,642,417,642
                                                                ---------------
Net Assets Consist of:
Paid in capital                                                 $11,658,292,905
Accumulated undistributed
 net investment income                                                5,227,430
Accumulated undistributed net
 realized loss on investments                                       (25,052,350)
Net unrealized appreciation on investments                        1,003,949,657
                                                                ---------------
                                                                $12,642,417,642
                                                                ---------------
Beneficial shares outstanding (par value $0.01 each,
 unlimited shares authorized)                                       128,874,311
Net asset value per share                                       $         98.10

Statement of Operations
--------------------------------------------------------------------------------

                                                 Six Months Ended June 30, 2002
Investment Income:
Dividends (net of foreign taxes of $1,849,122)                  $   111,689,939
Interest                                                             10,018,897
                                                                ---------------
                                                                    121,708,836
                                                                ---------------
Expenses:
Management fees (Note 2)                                             28,051,496
Custodian and fund accounting fees                                      179,530
Transfer agent fees                                                   1,280,041
Professional fees                                                        32,297
Shareholder reports                                                     189,941
Registration fees                                                       571,998
Trustees' fees (Note 2)                                                  13,715
Miscellaneous                                                            45,841
                                                                ---------------
                                                                     30,364,859
                                                                ---------------
Net Investment Income                                                91,343,977
                                                                ---------------
Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                   (25,052,350)

 Net unrealized depreciation on investments                        (333,843,242)

                                                                ---------------
 Net realized and unrealized
  loss on investments                                              (358,895,592)
                                                                ---------------
Net Decrease in Net Assets from Operations                      $  (267,551,615)
                                                                ---------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                            Six Months Ended         Year Ended
                                               June 30, 2002  December 31, 2001
Operations:
Net investment income                        $    91,343,977    $   131,127,061
Net realized gain (loss)                         (25,052,350)       183,222,553
Net unrealized appreciation (depreciation)      (333,843,242)       342,556,908
                                             ----------------------------------
Net increase (decrease) in
 net assets from operations                     (267,551,615)       656,906,522
                                             ----------------------------------
Distributions to
Shareholders from:
Net investment income                            (86,116,547)      (131,655,275)
Net realized gain                                 (6,253,559)      (257,181,283)
                                             ----------------------------------
Total distributions                              (92,370,106)      (388,836,558)
                                             ----------------------------------
Beneficial Share Transactions:
Amounts received from
 sale of shares                                4,343,801,206      4,245,578,654
Net asset value of shares issued in
 reinvestment of distributions                    86,270,663        369,564,512
Amounts paid for
 shares redeemed                                (823,794,668)    (1,215,610,995)
                                             ----------------------------------
Net increase from beneficial share
transactions                                   3,606,277,201      3,399,532,171
                                             ----------------------------------
Total increase in net assets                   3,246,355,480      3,667,602,135
Net Assets:
Beginning of period                            9,396,062,162      5,728,460,027
                                             ----------------------------------
End of period (including undistributed net
 investment income of $5,227,430 and $0,
 respectively)                               $12,642,417,642    $ 9,396,062,162
                                             ----------------------------------
Shares sold                                       42,674,220         42,843,450
Shares issued in reinvestment
 of distributions                                    866,472          3,789,386
Shares redeemed                                   (8,146,991)       (12,409,285)
                                             ----------------------------------
Net increase in shares outstanding                35,393,701         34,223,551
                                             ----------------------------------

See accompanying Notes to Financial Statements        Dodge & Cox Stock Fund / 6

Notes to Financial Statements
-------------------------------------------------------------------------------

Note 1

Dodge & Cox Stock Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is reg-istered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows account-ing policies which are in conformity with accounting principles generally ac-cepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such securi-ty; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approxi-mates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend and interest income are recorded on the accrual basis. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-div-idend date. (f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the secu-rities and to apply the proceeds in satisfaction of the obligation. (g) No pro-vision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment compa-nies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.


Note 2

Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other expenses of the Fund exceed 3/4 of 1% of the average daily net asset value for the year. All officers and four of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an an-nual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

The federal tax character of distributions paid in the six months ended June 30, 2002 include $86,976,087 of ordinary income ($0.73 per share) and $5,394,019 of long-term capital gain ($0.05 per share). At June 30, 2002, the tax basis components of accumulated undistributed income and net realized loss include $5,227,430 of ordinary income and $25,052,350 of short-term capital loss. For the six months ended June 30, 2002, purchases and sales of securi-ties, other than short-term securities, aggregated $4,345,114,996 and $566,197,709, respectively. At June 30, 2002, the cost of investments for fed-eral income tax purposes was equal to the cost for financial reporting purpos-es. Net unrealized appreciation aggregated $1,003,949,657, of which $1,628,437,616 represented appreciated securities and $624,487,959 represented depreciated securities.

7 / Dodge & Cox Stock Fund

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share        Six Months
outstanding throughout each period)      Ended June 30,                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
                                                   2002      2001     2000     1999    1998    1997
Net asset value,
beginning of period                             $100.51   $ 96.67  $100.52  $ 90.70  $94.57  $79.81

Income from investment
operations:
 Net investment income                             0.76      1.72     2.06     1.49    1.57    1.48
 Net realized and
  unrealized gain (loss)                          (2.39)     7.05    13.28    16.51    3.54   20.86
                                            --------------------------------------------------------
 Total from investment
  operations                                      (1.63)     8.77    15.34    18.00    5.11   22.34
                                            --------------------------------------------------------
Distributions to
shareholders from:
 Net investment income                            (0.72)    (1.73)   (2.09)   (1.48)  (1.56)  (1.49)
 Net realized gain                                (0.06)    (3.20)  (17.10)   (6.70)  (7.42)  (6.09)
                                            --------------------------------------------------------
 Total distributions                              (0.78)    (4.93)  (19.19)   (8.18)  (8.98)  (7.58)
                                            --------------------------------------------------------
Net asset value, end of
period                                          $ 98.10   $100.51  $ 96.67  $100.52  $90.70  $94.57
                                            --------------------------------------------------------
Total return                                      (1.63)%    9.33%   16.30%   20.20%   5.39%  28.41%
Ratios/supplemental
data:
 Net assets, end of
  period (millions)                             $12,642    $9,396   $5,728   $4,625  $4,355  $4,087
 Ratio of expenses to
  average net assets                               0.54%*     .54%     .54%     .55%    .57%    .57%
 Ratio of net investment
  income to average net
  assets                                           1.63%*    1.80%    2.13%    1.46%   1.63%   1.67%
 Portfolio turnover rate                              6%       10%      32%      18%     19%     19%

--------------------------------------------------------------------------------
*Annualized
                                                      Dodge & Cox Stock Fund / 8

                       THIS PAGE INTENTIONALLY LEFT BLANK

9 / Dodge & Cox Stock Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                     Dodge & Cox Stock Fund / 10

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

         D O D G E & C O X                         D O D G E & C O X
         -----------------                         -----------------
           Balanced Fund
                                                     Balanced Fund
                                                    Established 1931


       www.dodgeandcox.com
 For Fund literature and account
  information, please visit the
         Funds' web site.

        or write or call:

        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710


This report is submitted for the
   general information of the
    shareholders of the Fund.
The report is not authorized for
  distribution to prospective
  investors in the Fund unless
 it is accompanied by a current
          prospectus.

   This report reflects our
views, opinions and portfolio
  holdings as of June 30, 2002,
    the end of the reporting
    period. The information
provided is not a complete analysis
  of every aspect of any industry,
 security or the Fund. The Fund's                   Semi-Annual Report
    portfolio composition may                         June 30, 2002
  change depending on market and
   economic conditions. Although                           2002
   historical performance is no
    guarantee of future results,                    ------------------
   these insights may help you                      ------------------
    understand our investment                       ------------------
      management philosophy.

06/02 BF SAR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

The Dodge & Cox Balanced Fund returned -2.9% for the second quarter of 2002, compared to -6.8% for the Combined Index/1/. Year to date through June 30, the Fund returned +0.3%, compared to -6.5% for the Combined Index. As of June 30, 2002, the Fund's total net assets of $7.3 billion were invested in 59.4% stocks, 33.2% fixed-income securities and 7.4% cash equivalents.

Performance Review
While the equity portion of the Balanced Fund continued its strong performance relative to the S&P 500 during the quarter, the broad equity market decline (S&P 500 down 13.2% year-to-date through June 30) has now begun to drag down its absolute returns. This quarter the three primary contributors were holdings in the industrials, financials and materials sectors. In a market in which ev-ery sector in the S&P 500 posted negative returns, the Fund "benefited" from good stock selection in the industrial and financial sectors (e.g., Deere up 6% and Golden West up 8%), as well as a much higher weighting than the market in the materials sector, which outperformed the broad market. Weak performers dur-ing the quarter included AT&T (down 32%) and Xerox (down 35%).

The fixed-income portion of the Balanced Fund slightly underperformed its benchmark, the Lehman Aggregate Bond Index (LBAG), which was up 3.7% during the quarter. The primary factor behind this underperformance was the portfolio's overweight position in corporate securities and its emphasis on lower-rated corporate bonds. The negative effect of the sector overweighting was, however, somewhat mitigated by our security selection within the corporate area. Given the drop in interest rates, the portfolio was also hurt by its slightly lower duration/2/ than that of the LBAG.

While we avoided investing in several issuers (Worldcom, Global Crossing, and Qwest among others) that have hurt corporate bond sector returns this year, the corporate securities in the Fund have not been immune from the accounting "ir-regularities," SEC investigations, and earnings restatements that are regular features in the financial press. Two Fund holdings in particular, Xerox and Time Warner (AOL), have garnered more than their share of negative publicity. Contributing to this volatile atmosphere is the deluge of corporate bond rat-ings downgrades (many to "junk' status) by the rating agencies.

Equity Portfolio Strategy
As valuations have dropped in the stock market, often precipitously, we have found the opportunity to re-enter businesses that we believe have excellent long-term prospects. Our economic world has been and will continue to be trans-formed by rapid technological change. By the first half of 2000, equity markets had become too excited about the profitability of companies engaged in technol-ogy. In 2002, as the hangover from the growth stock speculation lengthens, we are taking the opportunity to expand the Fund's equity portfolio positions in the information technology, telecommunication, and health care sectors. Howev-er, what goes up too high more often than not goes down too low, so we enter these areas at a slow pace.

As an example, over the past year, we have increased the equity portion of the Fund's position in Schering-Plough. We highlight Schering-Plough in order to illustrate our "bottom-up approach" to security selection, not because we be-lieve it is more attractive than the Fund's other 78 holdings. The pharmaceuti-cal business is attractive: High barriers to entry exist and patent protection guards margins. Advances in technology create opportunities for new, high mar-gin products. Schering-Plough has been trading at lower levels due to invest-or's concerns surrounding the loss of patent protection for Claritin and qual-ity control problems in its manufacturing operations. The company is addressing its quality control issues, and while the loss of patent protection for Claritin will significantly impact 2003 earnings, we believe that the company has a strong pipeline of drugs that will contribute to earnings growth in 2004 and beyond. Selling at 16 times its estimated 2002 earnings and with new prod-uct potential, we believe the company is an attractive long-term investment op-portunity.

Fixed-Income Portfolio Strategy
Regarding the fixed-income portfolio, the past half year, beginning with the Enron debacle in late 2001, has been an especially challenging one for the cor-porate bond investor. Whereas corporates provided strong returns in 2001, this sector has underperformed significantly in 2002. But this recent period has differed markedly from previous periods of corporate underperformance, as the sector has suffered less from a general widening of risk premiums (e.g. 1998 and 2000) and more from the weak performance of a handful of issuers and sub-sectors.

Nowhere has this been more apparent than in the beleaguered telecom sector, which has deteriorated in an almost unprecedented fashion. With the significantly lower valuations accorded telecom debt issuers beginning in late 2001, we began to look for potential investment opportunities. Despite suffering from overcapacity amid a less-than-forecasted demand environment, telecom remains a critical industry that will not disappear. As such, we thought there could be investment opportunities in well capitalized companies with strong market positions that could withstand the industry's downturn and perhaps benefit from competitors' weakened financial condition.

We believe we have found such an opportunity in AT&T. AT&T is actually two com-panies: one in cable (AT&T Broadband) and the other in telecommunication serv-ices (AT&T Communications). AT&T Broadband is scheduled to merge with Comcast Corp. in late 2002. The Fund's debt investment is tied to AT&T Communications, which in our judgment, has excellent long-term prospects. While long distance voice has been declining, the company has a strong position in business and data communications. As of June 30, the Fund held just under a 1% position in AT&T debt, split between five, ten and thirty-year obligations. It is also im-portant to note that AT&T was the Fund's largest equity holding at 2.2% of the Fund as of June 30th.

1 / Dodge & Cox Balanced Fund

--------------------------------------------------------------------------------

Corporate Scandals
We conclude with a note on the current controversy on fraudulent accounting. As we said at the beginning, the last half of the 1990's witnessed a prolonged eq-uity speculation. Excesses occurred. Especially in the latter part of the boom, companies which exceeded quarterly profit or revenue growth expectations were disproportionately rewarded with rapid upward movements in stock price. The mo-tivation to use more aggressive accounting became stronger. Ironically, unethi-cal managements overstating earnings or revenue growth end up fooling them-selves, as well as their investors. The false glow of profitability often re-sults in rapid business expansion and excess debt.

The current investment environment (mistrust, skepticism and fear) features exaggerated price volatility and demands an extremely diligent approach to fundamental research and price sensitivity--the key components of our investment approach. We believe it also demands some perspective: just as all the wonderful pronouncements and results reported by Corporate America and embraced by the investing public in the late 1990s seemed overdone, so too does the current "wisdom" that all corporate accounting is fraudulent and all corporate representations lack credibility.

July's Market Volatility
It is unusual for us to comment on market events that occur over short periods of time. However, given that both the S&P 500 and the equity portion of the Balanced Fund have declined sharply since June 30th, we believe it is important to reiterate the need to focus on the long term when investing. (The Balanced Fund returned -5.2% in the month of July versus -4.2% for the Combined Index.)

As manager of the assets you have invested in the Balanced Fund, we seek to protect and hopefully enhance the future purchasing power of your capital over the long term. While the bear market has kept us from achieving this goal over the past few months, we are optimistic about the longer-term opportunities for companies held in the Fund to compete and profit in the U.S. and global econo-mies. The mistrust, skepticism and fear of today create the investment opportu-nities of tomorrow, and we do believe that investment values are currently be-ing created. As good companies with strong market positions in essential indus-tries become more attractively valued, we will selectively add them to the Fund. The key continues to be security selection, from a foundation of high-quality, in-depth research.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
-------------------------
Harry R. Hagey, Chairman                                           July 31, 2002

Ten Years of Investment Performance
--------------------------------------------------------------------------------

through June 30, 2002 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

                10 years        10 years        10 years        10 years
              Balance Fund     S & P 500          LBAG        60/40 Blend
              ------------     ---------        --------      -----------
Jun-92          $10,000         $10,000         $10,000         $10,000
Jun-93          $11,846         $11,318         $11,244         $11,293
Jun-94          $12,896         $12,392         $11,269         $11,937
Jun-95          $14,986         $15,010         $12,394         $13,915
Jun-96          $16,971         $18,306         $13,043         $16,007
Jun-97          $20,749         $24,651         $14,106         $19,784
Jun-98          $23,944         $32,091         $15,594         $24,182
Jun-99          $27,032         $39,388         $16,084         $27,856
Jun-00          $26,830         $42,255         $16,818         $29,656
Jun-01          $33,100         $35,988         $18,706         $28,238
Jun-02          $34,049         $29,533         $20,320         $26,053

- Dodge & Cox Balance Fund      $34,049
- S&P 500                       $29,533
- Combined Index                $26,053
- Bond Index (LBAG)             $20,320

Average annual total return for periods ended June 30, 2002


                 1 Year  5 Years  10 Years  20 Years
-----------------------------------------------------
Dodge & Cox
 Balanced Fund     2.88%   10.41%    13.03%    14.66%
Combined Index    -7.74     5.66     10.05     13.41
S&P 500          -17.95     3.68     11.43     14.90
Lehman Brothers
 Aggregate Bond
 Index (LBAG)      8.63     7.57      7.34     10.45
-----------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

/1/The Combined Index reflects an unmanaged portfolio of 60% of the Standard &
  Poor's 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond In-dex (LBAG). The Balanced Fund may, however, invest up to 75% of its total as-sets in stocks.
/2/Duration is a measure of a fixed-income security's price sensitivity to in-terest rate movements.

                                                   Dodge & Cox Balanced Fund / 2

Fund Information                                                   June 30, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $64.57
Total Net Assets (millions)                                               $7,336
30-Day SEC Yield/1/                                                        3.03%
2001 Expense Ratio                                                         0.53%
2001 Portfolio Turnover                                                      21%
Fund Inception Date                                                         1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years, and by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 13 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Stocks:                                                                    59.4%
Fixed-Income Securities:                                                   33.2%
Cash Equivalent:                                                            7.4%

Stock Portfolio (59.4% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              79
Median Market Capitalization                                        $9.5 billion
Price-to-Earnings Ratio/2/                                                   18x
Price-to-Book Value                                                         1.9x
Foreign Stocks/3/ (% of Fund)                                               6.7%

Five Largest Sectors                                                   % of Fund
--------------------------------------------------------------------------------
Financials                                                                  11.7
Consumer Discretionary                                                       9.1
Industrials                                                                  8.2
Materials                                                                    7.9
Energy                                                                       6.9

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
AT&T                                                                         2.2
Dow Chemical                                                                 1.8
Golden West Financial                                                        1.7
Bank One                                                                     1.7
Union Pacific                                                                1.5
FedEx                                                                        1.5
Phillips Petroleum                                                           1.4
Schering-Plough                                                              1.4
Occidental Petroleum                                                         1.3
Unocal                                                                       1.2

Fixed-Income Portfolio (33.2% of Fund)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            152
Average Quality                                                               AA
Average Maturity                                                       8.6 years
Effective Duration                                                    4.18 years

Credit Quality Ratings                                                 % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       18.8
Aaa/AAA                                                                      1.0
Aa/AA                                                                        0.0
A/A                                                                          4.1
Baa/BBB                                                                      7.4
Ba/BB                                                                        1.2
B/B                                                                          0.7

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          6.4
Federal Agency CMO and REMIC/4/                                              4.3
Federal Agency Mortgage Pass-Through                                         8.1
Asset-Backed                                                                 0.8
Corporate                                                                   13.4
International Agency/3/                                                      0.2

/1/An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/Price-to-earnings ratio is calculated using Dodge & Cox's estimated forward earnings and excludes extraordinary items.

/3/All U.S. dollar-denominated.

/4/Collateralized Mortgage Obligation and Real Estate Mortgage Investment
   Conduit.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
COMMON STOCKS: 58.2%
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
FINANCIALS: 11.7%
BANKS: 5.9%
 1,845,000 Golden West Financial Corp.                              $126,899,100
 3,273,250 Bank One Corp.                                            125,954,660
 2,173,800 Wachovia Corp.                                             82,995,684
   740,525 Bank of America Corp.                                      52,103,339
   861,050 Wells Fargo & Co.                                          43,104,163
                                                                    ------------
                                                                     431,056,946
INSURANCE: 4.1%
 1,538,600 Loews Corp.                                                81,530,414
 1,702,250 St. Paul Companies, Inc.                                   66,251,570
 1,480,900 Torchmark Corp.                                            56,570,380
 1,734,100 UNUMProvident Corp.                                        44,132,845
   361,512 Chubb Corp.                                                25,595,050
   372,450 MBIA, Inc.                                                 21,054,598
   155,900 Prudential Financial, Inc.(a)                               5,200,824
                                                                    ------------
                                                                     300,335,681
REAL ESTATE: 1.7%
 2,601,900 Equity Office Properties Trust                             78,317,190
 1,711,000 Equity Residential Properties Trust                        49,191,250
                                                                    ------------
                                                                     127,508,440
                                                                    ------------
                                                                     858,901,067
INDUSTRIALS: 8.2%
CAPITAL GOODS: 3.8%
 2,477,250 Genuine Parts Co.                                          86,381,707
 1,312,500 Deere & Co.                                                62,868,750
 1,629,500 Masco Corp.                                                44,175,745
   884,650 Caterpillar, Inc.                                          43,303,618
   994,300 Fluor Corp.                                                38,727,985
   624,200 Unova, Inc.(a)                                              4,051,058
                                                                    ------------
                                                                     279,508,863
TRANSPORTATION: 3.2%
 1,745,350 Union Pacific Corp.                                       110,445,748
 2,029,500 FedEx Corp.                                               108,375,300
   619,200 Canadian Pacific Railway Co.(b) (Canada)                   15,182,784
                                                                    ------------
                                                                     234,003,832
COMMERCIAL SERVICES & SUPPLIES: 1.2%
 1,885,500 R.R. Donnelley & Sons Co.                                  51,945,525
   802,700 Pitney Bowes, Inc.                                         31,883,244
                                                                    ------------
                                                                      83,828,769
                                                                    ------------
                                                                     597,341,464
CONSUMER DISCRETIONARY: 7.9%
CONSUMER DURABLES & APPAREL: 3.4%
   987,000 Whirlpool Corp.                                            64,510,320
   929,700 Sony Corp. ADR(b) (Japan)                                  49,367,070
 3,367,000 Matsushita Electric Industrial Co., Ltd. ADR(b)
            (Japan)                                                   46,565,610
 1,515,650 Eastman Kodak Co.                                          44,211,510
 1,096,900 VF Corp.                                                   43,009,449
                                                                    ------------
                                                                     247,663,959

SHARES                                                              MARKET VALUE
RETAILING: 2.4%
  2,477,400 May Department Stores Co.                               $ 81,580,782
  2,109,050 Nordstrom, Inc.                                           47,769,983
  1,261,000 Dillard's, Inc. Class A                                   33,151,690
  1,201,300 Gap, Inc.                                                 17,058,460
                                                                    ------------
                                                                     179,560,915
AUTOMOBILES & COMPONENTS: 1.8%
  4,894,582 Delphi Automotive Systems Corp.                           64,608,482
  3,891,500 Fiat SPA ADR(b) (Italy)                                   49,032,900
  1,403,056 Ford Motor Co.                                            22,448,896
                                                                    ------------
                                                                     136,090,278
HOTELS, RESTAURANTS & LEISURE: 0.3%
    667,150 McDonald's Corp.                                          18,980,418
                                                                    ------------
                                                                     582,295,570
MATERIALS: 7.9%
CHEMICALS: 5.2%
  3,865,359 Dow Chemical Co.                                         132,891,042
  1,538,200 Akzo Nobel N.V. ADR(b) (Netherlands)                      66,911,700
  1,150,900 Rohm and Haas Co.                                         46,599,941
    986,600 Eastman Chemical Co.                                      46,271,540
  1,013,600 Engelhard Corp.                                           28,705,152
    986,520 NOVA Chemicals Corp.(b) (Canada)                          22,236,161
  1,801,400 Syngenta A.G. ADR(b) (Switzerland)                        21,905,024
    321,000 Lubrizol Corp.                                            10,753,500
                                                                    ------------
                                                                     376,274,060
METALS AND MINING: 1.8%
  1,069,250 Rio Tinto PLC ADR(b) (United Kingdom)                     79,124,500
  1,636,550 Alcoa, Inc.                                               54,251,633
                                                                    ------------
                                                                     133,376,133
PAPER AND FOREST PRODUCTS: 0.9%
  1,065,900 International Paper Co.                                   46,451,922
    589,800 Boise Cascade Corp.                                       20,365,794
                                                                    ------------
                                                                      66,817,716
                                                                    ------------
                                                                     576,467,909
ENERGY: 6.9%
  1,794,600 Phillips Petroleum Co.                                   105,666,048
  3,077,500 Occidental Petroleum Corp.                                92,294,225
  2,439,100 Unocal Corp.                                              90,100,354
  1,048,800 Amerada Hess Corp.                                        86,526,000
    954,900 ChevronTexaco Corp.                                       84,508,650
  1,428,750 Baker Hughes, Inc.                                        47,563,088
                                                                    ------------
                                                                     506,658,365
INFORMATION TECHNOLOGY: 5.3%
TECHNOLOGY HARDWARE & EQUIPMENT: 4.2%
  5,577,705 Hewlett-Packard Co.                                       85,227,332
 12,189,550 Xerox Corp.(a)                                            84,961,163
  1,130,050 NCR Corp.(a)                                              39,099,730
  2,233,800 Thermo Electron Corp.(a)                                  36,857,700
  1,898,700 Storage Technology Corp.(a)                               30,322,239
  5,716,250 Avaya, Inc.(a)                                            28,295,438
                                                                    ------------
                                                                     304,763,602

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 4

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
SOFTWARE & SERVICES: 1.1%
    934,900 Computer Sciences Corp.(a)                            $   44,688,220
  5,734,600 Compuware Corp.(a)                                        34,809,022
                                                                  --------------
                                                                      79,497,242
                                                                  --------------
                                                                     384,260,844
HEALTH CARE: 4.4%
PHARMACEUTICALS & BIOTECHNOLOGY: 2.3%
  4,035,350 Schering-Plough Corp.                                     99,269,610
  1,868,366 Pharmacia Corp.                                           69,970,307
                                                                  --------------
                                                                     169,239,917
HEALTH CARE EQUIPMENT & SERVICES: 2.1%
    706,600 WellPoint Health Networks, Inc.(a)                        54,980,546
  1,024,500 Becton, Dickinson & Co.                                   35,294,025
    731,750 HCA-The Healthcare Company                                34,758,125
    757,575 Bausch & Lomb, Inc.                                       25,643,914
                                                                  --------------
                                                                     150,676,610
                                                                  --------------
                                                                     319,916,527
UTILITIES: 2.4%
  1,194,850 Ameren Corp.                                              51,390,498
    992,300 TXU Corp.                                                 51,153,065
  1,168,180 American Electric Power Co., Inc.                         46,750,564
  1,072,100 Wisconsin Energy Corp.                                    27,091,967
    111,000 Scottish Power PLC ADR(b) (United Kingdom)                 2,375,400
                                                                  --------------
                                                                     178,761,494
TELECOMMUNICATION SERVICES: 2.2%
 15,228,800 AT&T Corp.                                               162,948,160

CONSUMER STAPLES: 1.3%
FOOD, BEVERAGE AND TOBACCO: 1.3%
  4,048,437 Archer-Daniels-Midland Co.                                51,779,509
    701,800 Unilever N.V. ADR(b) (Netherlands)                        45,476,640
                                                                  --------------
                                                                      97,256,149
                                                                  --------------
Total Common Stocks (cost $3,653,303,897)                          4,264,807,549
                                                                  --------------
PREFERRED STOCKS: 1.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY: 1.2%
MEDIA: 1.2%
  4,545,200 News Corp. Ltd., Limited Voting Ordinary Shares
             ADR(b) (Australia)                                       89,767,700
                                                                  --------------
Total Preferred Stocks (cost $100,974,352)                           89,767,700
                                                                  --------------

FIXED-INCOME SECURITIES: 33.2%
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 6.4%
U.S. TREASURY: 5.0%
 $  9,000,000 U.S. Treasury Bonds, 5.375%, 2/15/31                $    8,812,971
    7,567,863 U.S. Treasury Inflation-Indexed Bond, 3.625%,
               4/15/28                                                 8,173,292
  113,502,785 U.S. Treasury Inflation-Indexed Bond, 3.875%,
               4/15/29                                                15,218,057
  106,457,117 U.S. Treasury Inflation-Indexed Note, 3.875%,
               1/15/09                                               112,961,008
   26,712,000 U.S. Treasury Inflation-Indexed Note, 4.25%,
               1/15/10                                                28,986,687
   27,158,284 U.S. Treasury Inflation-Indexed Note, 3.50%,
               1/15/11                                                28,104,587
   40,000,000 U.S. Treasury Notes, 3.00%, 1/31/04                     40,260,840
   26,515,000 U.S. Treasury Notes, 7.25%, 8/15/04                     28,839,199
   80,000,000 U.S. Treasury Notes, 3.50%, 11/15/06                    78,575,040
   15,000,000 U.S. Treasury Notes, 4.875%, 2/15/12                    15,056,250
                                                                  --------------
                                                                     364,987,931
 GOVERNMENT AGENCY: 1.4%
    4,935,000 Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds,
               9.75%, 11/15/14                                         6,098,081
   15,000,000 Federal Home Loan Mtge. Corp., 5.75%, 1/15/12           15,411,210
    9,000,000 Federal Home Loan Mtge. Corp., 6.25%, 7/15/32            9,048,555
   11,967,899 Govt. Small Business Admin. 504 Series 00-20 I,
               7.21%, 9/1/20                                          12,995,221
    6,604,757 Govt. Small Business Admin. 504 Series 96-20L,
               6.70%, 12/1/16                                          7,007,294
   11,617,738 Govt. Small Business Admin. 504 Series 97-20F,
               7.20%, 6/1/17                                          12,603,987
   13,603,901 Govt. Small Business Admin. 504 Series 97-20I,
               6.90%, 9/1/17                                          14,609,919
   15,514,593 Govt. Small Business Admin. 504 Series 98-20D,
               6.15%, 4/1/18                                          16,143,157
    7,933,603 Govt. Small Business Admin. 504 Series 98-20I,
               6.00%, 9/1/18                                           8,195,104
                                                                  --------------
                                                                     102,112,528
                                                                  --------------
                                                                     467,100,459
 FEDERAL AGENCY CMO AND REMIC(c): 4.3%
    1,264,616 Federal Home Loan Mtge. Corp., 6.00%, 1/15/07            1,291,835
    8,043,181 Federal Home Loan Mtge. Corp., 7.25%, 4/15/07            8,436,782
    7,802,954 Federal Home Loan Mtge. Corp., 7.00%, 1/15/08            8,172,241
   14,077,253 Federal Home Loan Mtge. Corp., 6.50%, 5/15/08           14,775,151
   14,450,426 Federal Home Loan Mtge. Corp., 6.50%, 5/15/08           15,215,589
   16,474,350 Federal Home Loan Mtge. Corp., 6.50%, 8/15/08           17,384,357
   19,380,000 Federal Home Loan Mtge. Corp., 6.50%, 10/15/08          20,482,379

5 / Dodge & Cox Balanced Fund     See accompanying Notes to Financial Statements

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
 $30,265,000 Federal Home Loan Mtge. Corp., 6.00%, 12/15/08         $ 31,753,977
   7,603,892 Federal Home Loan Mtge. Corp., 6.50%, 5/15/21             7,846,837
  17,908,541 Federal Home Loan Mtge. Corp., 6.75%, 8/15/21            18,446,938
  27,780,000 Federal Home Loan Mtge. Corp., 6.25%, 9/15/22            29,177,684
  28,000,000 Federal Home Loan Mtge. Corp., 7.00%, 8/25/23            29,765,898
   1,992,566 Federal Natl. Mtge. Assn, 5.00%, 1/1/06                   2,029,451
   7,590,613 Federal Natl. Mtge. Assn., 7.50%, 2/25/07                 8,021,669
  10,000,000 Federal Natl. Mtge. Assn., 6.50%, 6/25/08                10,637,309
  15,475,000 Federal Natl. Mtge. Assn., 6.00%, 3/25/09                16,204,711
     333,984 Federal Natl. Mtge. Assn., 6.50%, 4/1/09                    347,388
  12,715,000 Federal Natl. Mtge. Assn., 7.00%, 6/17/22                13,575,348
  27,468,185 Federal Natl. Mtge. Assn., 7.50%, 2/25/41                29,041,014
  23,161,397 Federal Natl. Mtge. Assn., 7.00%, 6/25/42                23,951,201
   4,323,981 Veterans Affairs Vendee Mtge. Trust,
              7.207%, 2/15/25                                          4,630,712
   3,269,242 Veterans Affairs Vendee Mtge. Trust,
              8.792%, 6/15/25                                          3,620,096
                                                                    ------------
                                                                     314,808,567
 FEDERAL AGENCY MORTGAGE PASS-THROUGH: 8.1%
       9,538 Federal Home Loan Mtge. Corp., 6.50%, 2/1/06                  9,586
      63,535 Federal Home Loan Mtge. Corp., 7.50%, 7/1/06                 64,798
      53,320 Federal Home Loan Mtge. Corp., 7.25%, 1/1/08                 54,584
      31,118 Federal Home Loan Mtge. Corp., 7.50%, 2/1/08                 32,482
     409,446 Federal Home Loan Mtge. Corp., 8.00%, 2/1/08                430,751
   7,710,801 Federal Home Loan Mtge. Corp., 7.00%, 5/1/08              8,150,670
  12,107,568 Federal Home Loan Mtge. Corp., 7.00%, 12/1/08            12,724,456
   3,649,851 Federal Home Loan Mtge. Corp., 6.50%, 2/1/09              3,825,264
   9,589,142 Federal Home Loan Mtge. Corp., 7.00%, 8/1/09             10,136,163
   8,703,695 Federal Home Loan Mtge. Corp., 6.00%, 9/1/09              8,983,376
     375,837 Federal Home Loan Mtge. Corp., 8.75%, 5/1/10                400,516
   4,285,788 Federal Home Loan Mtge. Corp., 7.50%, 8/1/10              4,551,850
   1,768,790 Federal Home Loan Mtge. Corp., 8.00%, 11/1/10             1,844,426
  20,258,261 Federal Home Loan Mtge. Corp., 6.00%, 9/1/12             20,949,705
  33,637,588 Federal Home Loan Mtge. Corp., 6.00%, 10/1/13            34,637,516
  41,661,033 Federal Home Loan Mtge. Corp., 6.00%, 4/1/14             42,899,470
  39,562,742 Federal Home Loan Mtge. Corp., 6.50%, 7/1/14             41,259,827

PAR VALUE                                                           MARKET VALUE
 $ 6,775,548 Federal Home Loan Mtge. Corp., 7.00%, 4/1/15           $  7,153,436
  26,568,549 Federal Home Loan Mtge. Corp., 6.00%, 9/1/15             27,358,339
     274,528 Federal Home Loan Mtge. Corp., 8.25%, 2/1/17                287,528
   5,136,854 Federal Home Loan Mtge. Corp., 7.75%, 7/1/21              5,468,134
   2,578,651 Federal Home Loan Mtge. Corp., 8.50%, 1/1/23              2,749,390
   3,598,554 Federal Home Loan Mtge. Corp., 7.47%, 3/1/23              3,821,679
  10,530,144 Federal Natl. Mtge. Assn., 5.57%, 1/1/06                 10,941,518
   1,751,295 Federal Natl. Mtge. Assn., 7.50%, 9/1/07                  1,843,918
   2,870,410 Federal Natl. Mtge. Assn., 7.00%, 12/1/07                 2,977,603
   5,442,927 Federal Natl. Mtge. Assn., 7.00%, 12/1/07                 5,729,172
   3,313,414 Federal Natl. Mtge. Assn., 6.50%, 5/1/08                  3,471,199
   3,661,389 Federal Natl. Mtge. Assn., 8.00%, 6/1/08                  3,874,540
  21,648,071 Federal Natl. Mtge. Assn., 6.163%, 10/1/08               22,584,217
   3,735,080 Federal Natl. Mtge. Assn., 5.605%, 11/1/08                3,836,003
   8,592,966 Federal Natl. Mtge. Assn., 6.50%, 11/1/08                 9,002,162
   4,173,751 Federal Natl. Mtge. Assn., 6.00%, 1/1/09                  4,335,659
   8,932,158 Federal Natl. Mtge. Assn., 6.041%, 1/1/09                 9,348,062
   1,073,104 Federal Natl. Mtge. Assn., 8.00%, 1/1/09                  1,135,665
     505,261 Federal Natl. Mtge. Assn., 7.50%, 8/1/10                    532,929
   5,745,554 Federal Natl. Mtge. Assn., 7.00%, 7/1/11                  6,047,715
  19,246,786 Federal Natl. Mtge. Assn., 6.50%, 8/1/11                 20,128,671
  26,425,677 Federal Natl. Mtge. Assn., 6.50%,1/1/12                  27,684,064
  31,553,687 Federal Natl. Mtge. Assn., 6.017%, 4/1/12                32,754,305
  16,959,184 Federal Natl. Mtge. Assn., 6.50%, 1/1/13                 17,722,595
  34,600,806 Federal Natl. Mtge. Assn., 6.00%, 3/1/14                 35,615,498
  19,223,477 Federal Natl. Mtge. Assn., 6.50%, 8/1/15                 20,000,523
   1,246,475 Federal Natl. Mtge. Assn., 7.50%, 7/1/19                  1,297,808
  30,819,699 Federal Natl. Mtge. Assn., 7.50%, 7/25/41                32,320,926
   4,832,945 Govt. Natl. Mtge. Assn., 7.50%, 7/15/07                   5,056,205
   6,655,232 Govt. Natl. Mtge. Assn., 7.50%, 1/15/08                   7,006,758
   2,712,708 Govt. Natl. Mtge. Assn., 8.00%, 12/15/08                  2,886,827
  13,757,207 Govt. Natl. Mtge. Assn., 6.50%, 7/15/09                  14,486,337
   1,389,365 Govt. Natl. Mtge. Assn., 7.97%, 4/15/20                   1,496,810
   1,285,410 Govt. Natl. Mtge. Assn., 7.97%, 5/15/20                   1,384,815
     920,701 Govt. Natl. Mtge. Assn., 7.97%, 8/15/20                     991,902
   1,298,456 Govt. Natl. Mtge. Assn., 7.97%, 8/15/20                   1,398,871
   1,726,928 Govt. Natl. Mtge. Assn., 7.97%, 10/15/20                  1,860,478
   1,294,680 Govt. Natl. Mtge. Assn., 7.97%, 1/15/21                   1,394,401
  28,458,350 Govt. Natl. Mtge. Assn., 7.50%, 11/15/24                 30,285,295
  15,646,941 Govt. Natl. Mtge. Assn., 7.50%, 10/15/25                 16,648,095
                                                                    ------------
                                                                     595,875,492
 ASSET-BACKED SECURITIES: 0.8%
  35,775,000 CA Infrastructure and Econ. Dev. Bank Special
              Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-
              6, 6.38%, 9/25/08                                       38,008,308
  18,792,864 Union Planters Mortgage Finance Corp., 7.70%,
              4/25/09                                                 19,811,813
                                                                    ------------
                                                                      57,820,121

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 6

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
CORPORATE: 13.4%
INDUSTRIAL: 5.8%
 $15,000,000 American Home Products Corp., 6.70%, 3/15/11           $ 15,878,955
   2,750,000 Dana Corp., 7.00%, 3/15/28                                2,007,500
  11,525,000 Deere & Co., 6.95%, 4/25/14                              12,339,414
  25,275,000 Dillard's, Inc., 7.375%, 6/1/06                          24,906,895
   3,500,000 Dillard's, Inc., 7.13%, 8/1/18                            2,905,196
  26,100,000 Eastman Chemical Co., 6.375%, 1/15/04                    27,147,733
  25,000,000 HCA-The Healthcare Company, 8.75%, 9/1/10                28,211,575
  16,880,000 Health Net, Inc., 8.375%, 4/15/11                        18,767,167
  23,350,000 Hewlett-Packard Co., 5.50%, 7/1/07                       23,216,882
  29,625,000 Lockheed Martin Corp., 7.65%, 5/1/16                     33,690,083
   6,000,000 May Department Stores, Co., 7.875%, 3/1/30                6,655,722
   5,900,000 May Department Stores Co., 7.625%, 8/15/13                6,604,897
  15,000,000 May Department Stores Co., 8.125%, 8/15/35,
              Callable 2015                                           16,317,180
  10,440,000 May Department Stores Co., 7.875%, 8/15/36,
              Callable 2016                                           11,043,296
  20,040,000 Nordstrom, Inc., 8.95%, 10/15/05                         22,514,519
  34,610,000 Raychem Corp., 7.20%, 10/15/08                           28,929,772
  35,000,000 Raytheon Co., 6.75%, 8/15/07                             37,175,040
  38,450,000 Time Warner Entertainment, 8.375%, 7/15/33               38,258,327
   3,405,000 Union Camp Corp., 9.25%, 2/1/11                           4,075,046
  14,750,000 Walt Disney Co., 7.55%, 7/15/93, Callable 2023           15,038,967
  25,000,000 Xerox Corp., 5.50%, 11/15/03                             21,750,000
  23,578,000 Xerox Corp., 5.25%, 12/15/03                             20,512,860
  10,000,000 Xerox Corp., 7.20%, 4/1/16                                7,100,000
                                                                    ------------
                                                                     425,047,026
FINANCE: 4.7%
  13,525,000 Bank One Capital III(d), 8.75%, 9/1/30                   15,907,496
  12,275,000 Bank One Corp., 6.50%, 2/1/06                            13,025,125
  15,830,000 Bank of Tokyo-Mitsubishi Ltd.(b) (Japan), 8.40%,
              4/15/10                                                 17,313,603
  14,550,000 BankAmerica Capital II(d), 8.00%, 12/15/26,
              Callable 2006                                           15,494,848
  17,980,000 CIGNA Corp., 7.00%, 1/15/11                              19,273,194
   1,720,000 CIGNA Corp., 7.65%, 3/1/23                                1,888,833
   6,050,000 CIGNA Corp., 8.30%, 1/15/33, Step Coup    on              6,824,594
  12,480,000 Citicorp Capital Trust I(d), 7.933%, 2/15/27,
              Callable 2007                                           13,300,847
  35,055,000 EOP Operating Limited Partnership(e), 8.375%,
              3/15/06                                                 38,741,349
   4,945,000 First Nationwide Bank, 10.00%, 10/1/06                    5,794,764
  45,000,000 Ford Motor Credit Co., 7.25%, 10/25/11                   45,215,820
  35,630,000 GMAC, 8.875%, 6/1/10, Putable 2005                       40,034,581
  13,600,000 Golden West Financial Corp., 6.00%, 10/1/03              14,001,227
  22,525,000 John Deere Capital Corp., 7.00%, 3/15/12                 24,134,073
  16,290,000 Republic New York Corp., 7.20%, 7/15/97                  16,426,070
  14,000,000 Safeco Corp., 6.875%, 7/15/07                            14,533,932
  17,500,000 St. Paul Companies, Inc., 8.125%, 4/15/10                19,162,483

PAR VALUE                                                           MARKET VALUE
 $ 20,435,000 UNUMProvident Corp., 7.625%, 3/1/11                 $   22,204,487
                                                                  --------------
                                                                     343,277,326
TRANSPORTATION: 1.8%
   39,750,000 American Airlines Pass Through Trust, 7.858%,
               10/1/11                                                43,136,183
    6,980,716 American Airlines Pass Through Trust, 6.978%,
               4/1/11                                                  7,267,909
    8,715,000 Canadian Pacific Ltd.(b) (Canada), 9.45%, 8/1/21        11,030,122
    6,016,663 Consolidated Rail Corp., 6.76%, 5/25/15                  6,110,763
   12,740,000 Consolidated Rail Corp., 9.75%, 6/15/20                 16,142,574
   44,764,648 Union Pacific Corp., 6.33%, 1/2/20                      46,183,688
                                                                  --------------
                                                                     129,871,239
UTILITIES: 1.1%
    9,600,000 AT&T Corp.(f), 6.50%, 11/15/06                           8,448,000
   40,000,000 AT&T Corp.(f), 7.30%, 11/15/11                          33,200,000
   30,750,000 AT&T Corp.(f), 8.00%, 11/15/31                          24,138,750
   17,125,000 PG&E National Energy Group, Inc.,
               10.375%, 5/16/11                                       17,467,500
                                                                  --------------
                                                                      83,254,250
                                                                  --------------
                                                                     981,449,841
INTERNATIONAL AGENCY (U.S. DOLLAR-DENOMINATED): 0.2%
   17,545,000 Inter-American Development Bank(b)
               (International Agency),
               7.125%, 3/15/23, Callable 2003                         18,384,599
                                                                  --------------
Total Fixed-Income Securities (cost $2,343,724,048)                2,435,439,079
                                                                  --------------
SHORT-TERM INVESTMENTS: 7.1%
--------------------------------------------------------------------------------
   36,219,965 SSgA Prime Money Market Fund                            36,219,965
  211,338,000 State Street Repurchase Agreement, 1.75%, 7/1/02
               (collateralized by U.S. Treasury securities,
               value $215,579,025)                                   211,338,000
   50,000,000 U.S. Treasury Bills, 1.69%, 8/22/02                     49,877,944
   25,000,000 U.S. Treasury Bills, 1.82%, 8/22/02                     24,934,639
   50,000,000 U.S. Treasury Bills, 1.88%, 10/24/02                    49,709,306
  150,000,000 U.S. Treasury Bills, 1.832%, 12/5/02                   148,801,239
                                                                  --------------
Total Short-term Investments (cost $520,881,093)                     520,881,093
                                                                  --------------

TOTAL INVESTMENTS (cost $6,618,883,390)                 99.7%      7,310,895,421
OTHER ASSETS LESS LIABILITIES                            0.3          25,569,131
                                                       -----      --------------
TOTAL NET ASSETS                                       100.0%     $7,336,464,552
                                                       -----      --------------

(a)  Non-income producing
(b)  Foreign securities denominated in U.S. dollars
(c)  CMO: Collateralized Mortgage Obligation
     REMIC: Real Estate Mortgage Investment Conduit
(d)  Cumulative Preferred Securities
(e) EOP Operating LP is the operating partnership of Equity Office Properties Trust.
(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7 / Dodge & Cox Balanced Fund     See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
------------------------------------------------------------------------------

                                                                 June 30, 2002
Assets:
Investments, at market value
 (identified cost $6,618,883,390)                               $7,310,895,421
Receivable for investments sold                                     42,478,016
Receivable for paydowns on
 mortgage-backed securities                                             88,714
Receivable for Fund shares sold                                     50,028,005
Dividends and interest receivable                                   42,647,150
Prepaid expenses                                                        34,009
                                                                --------------
                                                                 7,446,171,315
                                                                --------------
Liabilities:
Payable for investments purchased                                   95,559,048
Payable for Fund shares redeemed                                    10,659,208
Management fees payable                                              2,997,743
Accounts payable                                                       490,764
                                                                --------------
                                                                   109,706,763
                                                                --------------
Net Assets                                                      $7,336,464,552
                                                                --------------
Net Assets Consist of:
Paid in capital                                                 $6,645,577,918
Accumulated undistributed
 net investment income                                               5,126,909
Accumulated undistributed net
 realized loss on investments                                       (6,252,306)
Net unrealized appreciation on investments                         692,012,031
                                                                --------------
                                                                $7,336,464,552
                                                                --------------
Beneficial shares outstanding (par value
 $0.01 each, unlimited shares authorized)                          113,624,916
Net asset value per share                                       $        64.57

Statement of Operations
------------------------------------------------------------------------------

                                                Six Months Ended June 30, 2002
Investment Income:
Dividends (net of foreign taxes of $695,214)                    $   43,021,323
Interest                                                            77,977,190
                                                                --------------
                                                                   120,998,513
                                                                --------------
Expenses:
Management fees (Note 2)                                            16,804,631
Custodian and fund accounting fees                                     123,685
Transfer agent fees                                                    641,634
Professional fees                                                       30,842
Shareholder reports                                                    114,282
Registration fees                                                      157,301
Trustees' fees (Note 2)                                                 13,715
Miscellaneous                                                           37,644
                                                                --------------
                                                                    17,923,734
                                                                --------------
Net Investment Income                                              103,074,779
                                                                --------------
Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                   (6,252,306)
 Net unrealized depreciation on investments                        (93,688,218)
                                                                --------------
 Net realized and unrealized
  loss on investments                                              (99,940,524)
                                                                --------------
Net Increase in Net Assets from Operations                      $    3,134,255
                                                                --------------

Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                        Six Months Ended        Year Ended
                                          June 30, 2002  December 31, 2001
Operations:
Net investment income                    $  103,074,779    $   176,428,512
Net realized gain (loss)                     (6,252,306)       142,837,196
Net unrealized appreciation
 (depreciation)                             (93,688,218)       184,546,165
                                         ---------------------------------
Net increase in net assets from
 operations                                   3,134,255        503,811,873
                                         ---------------------------------
Distributions to
Shareholders from:
Net investment income                       (97,947,870)      (177,670,484)
Net realized gain                           (11,590,578)      (177,072,077)
                                         ---------------------------------
Total distributions                        (109,538,448)      (354,742,561)
                                         ---------------------------------
Beneficial Share Transactions:
Amounts received from
 sale of shares                           2,132,653,682      2,141,412,180
Net asset value of shares issued in
 reinvestment of distributions              105,917,818        345,372,901
Amounts paid for shares redeemed           (835,963,785)    (1,504,702,986)
                                         ---------------------------------
Net increase from beneficial share
 transactions                             1,402,607,715        982,082,095
                                         ---------------------------------
Total increase in net assets              1,296,203,522      1,131,151,407
Net Assets:
Beginning of period                       6,040,261,030      4,909,109,623
                                         ---------------------------------
End of period (including undistributed
 net investment income of $5,126,909
 and $0, respectively)                   $7,336,464,552    $ 6,040,261,030
                                         ---------------------------------
Shares sold                                  32,293,114         32,765,728
Shares issued in reinvestment
 of distributions                             1,625,669          5,386,490
Shares redeemed                             (12,631,398)       (23,222,543)
                                         ---------------------------------
Net increase in
 shares outstanding                          21,287,385         14,929,675
                                         ---------------------------------

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 8

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1

Dodge & Cox Balanced Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security; long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approximates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend and interest income are recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 2

Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. All officers and four of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

The federal tax character of distributions paid in the six months ended
June 30, 2002 include $101,092,135 of ordinary income ($0.94 per share) and $8,446,313 of long term capital gain ($0.08 per share). At June 30, 2002, the tax basis components of accumulated undistributed income and net realized gain include $5,126,909 of ordinary income and $6,252,306 of long-term capital loss. For the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, aggregated $1,789,905,772 and $526,768,636, respectively, of which U.S. government obligations aggregated $513,622,893 and $170,686,461, respectively. At June 30, 2002, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $692,012,031, of which $945,410,173 represented appreciated securities and $253,398,142 represented depreciated securities.

9 / Dodge & Cox Balanced Fund

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share              Six Months
outstanding throughout each period)             Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------
                                                         2002     2001    2000    1999    1998    1997
Net asset value, beginning of period                   $65.42   $63.42  $65.71  $65.22  $66.78  $59.82
Income from investment operations:
 Net investment income                                   0.96     2.12    2.45    2.24    2.24    2.21
 Net realized and unrealized gain (loss)                (0.79)    4.07    6.95    5.45    2.17   10.24
                                                   ---------------------------------------------------
 Total from investment operations                        0.17     6.19    9.40    7.69    4.41   12.45
                                                   ---------------------------------------------------
Distributions to shareholders from:
 Net investment income                                  (0.91)   (2.14)  (2.47)  (2.22)  (2.23)  (2.22)
 Net realized gain                                      (0.11)   (2.05)  (9.22)  (4.98)  (3.74)  (3.27)
                                                   ---------------------------------------------------
 Total distributions                                    (1.02)   (4.19) (11.69)  (7.20)  (5.97)  (5.49)
                                                   ---------------------------------------------------
Net asset value, end of period                         $64.57   $65.42  $63.42  $65.71  $65.22  $66.78
                                                   ---------------------------------------------------
Total return                                             0.25%   10.06%  15.13%  12.06%   6.70%  21.21%

Ratios/supplemental data:
 Net assets, end of period (millions)                  $7,336   $6,040  $4,909  $5,138  $5,693  $5,077
 Ratio of expenses to average net assets                 0.53%*    .53%    .53%    .53%    .54%    .55%
 Ratio of net investment income to average
  net assets                                             3.07%*   3.28%   3.70%   3.18%   3.29%   3.39%
 Portfolio turnover rate                                    8%      21%     23%     17%     26%     32%

--------------------------------------------------------------------------------
* Annualized
                                                  Dodge & Cox Balanced Fund / 10

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

         D O D G E & C O X                         D O D G E & C O X
         -----------------                         -----------------
           Income Fund
                                                      Income Fund
                                                    Established 1989

        www.dodgeandcox.com
  For Fund literature and account
   information, please visit the
         Funds' web site.

         or write or call:
         Dodge & Cox Funds
 c/o Boston Financial Data Services
           P.O. Box 8422
       Boston, Massachusetts
             02266-8422
           (800) 621-3979

         Investment Manager
            Dodge & Cox
         One Sansome Street
             35th Floor
     San Francisco, California
             94104-4443
           (415) 981-1710

  This report is submitted for the
     general information of the
      shareholders of the Fund.
  The report is not authorized for
    distribution to prospective
    investors in the Fund unless
   it is accompanied by a current
            prospectus.

      This report reflects our
    views, opinions and portfolio
    holdingsas as of June 30, 2002,
   the end of the reporting period.
     The information provided is
      not a complete analysis of
     everyaspect of any industry,
    security or the Fund.The Fund's
      portfolio composition may                     Semi-Annual Report
    change depending on market and                    June 30, 2002
     economic conditions.Although
     historical performance is no                         2002
     guarantee of future results,
      theseinsights may help you                    -----------------
       understandour investment                     -----------------
         management philosophy.                     -----------------

06/02 IF SAR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return of 3.1% for the quarter ended June 30, 2002, compared to a total return of 3.7% for the Lehman Broth-ers Aggregate Bond Index (LBAG), a broad-based index composed of investment-grade fixed-income securities. Year-to-date through June 30, the Fund returned 4.1%, compared to 3.8% for the LBAG. The Fund ended the quarter with total net assets of $2.2 billion and a cash position of 3.3%.

Market Commentary
U.S. Treasury rates fell across maturities during the second quarter, fueling overall fixed-income returns. Yields on benchmark two-year and five-year U.S. Treasury notes registered the largest changes, declining 91 and 78 basis points/1/, respectively, ending the quarter at 2.80% and 4.04%. The yields on the benchmark 10-year and 30-year U.S. Treasuries also fell, ending the quar-ter at 4.80% and 5.51%, respectively. The corporate bond sector fared poorly, as the fallout from accounting scandals, a declining equity market, and a slowing economy dragged down relative performance. The mortgage-backed sector posted another quarter of solid performance.

Performance Review
As stated earlier, the Fund slightly underperformed the benchmark, LBAG in the second quarter. The Fund's overweight position in corporate securities (38% vs. 26% for the LBAG at the beginning of the quarter) and emphasis on lower-rated issuers (22% in BBB and lower vs. 9% for the LBAG)/2/ detracted from relative performance. The yield premiums of corporate bonds generally widened relative to U.S. Treasuries, particularly for lower-rated corporate bonds. The negative effect of the sector overweighting was somewhat mitigated by our solid security selection within the corporate area. The Fund's market-weight position in mortgage-backed securities (MBS) (35% vs. 36% for the LBAG at the beginning of the quarter) contributed positively to relative performance through our focus on seasoned pass-throughs and well structured collateralized mortgage obligations (CMOs), not representative of the composition of the overall MBS sector, which outperformed the overall sector. The Fund's 7.5% holding of U.S. Treasury Inflation Protected Securities (TIPS) also contrib-uted positively to performance with a total return of 5.1% for the quarter as real yields for these securities fell. TIPS are not included in the LBAG. The slightly lower effective duration/3/ of the Fund compared to the LBAG meant that the Fund did not experience as much price increase given the drop in in-terest rates.

Corporate Sector: Volatility Presents Opportunity?
The past nine months, beginning with the Enron debacle in late 2001, have been an especially challenging period for the corporate bond investor. Whereas corporates provided substantial excess returns in 2001, this sector has underperformed significantly in 2002. But this recent period has differed markedly from previous periods of corporate underperformance, as the sector has suffered less from a general widening of risk premiums (e.g. 1998 and 2000) and more from the weak performance of a handful of issuers and sub-sec-tors. The idiosyncratic risk of corporate bond investing has reasserted itself in 2002 with a vengeance.

Nowhere has this been more apparent than in the beleaguered telecom sector, which has deteriorated in an almost unprecedented fashion. We were wary of the telecom sector throughout its late 1990's period of fast growth in the wake of the industry's deregulation. Our concerns were focused on industry fundamen-tals: competition within the industry was fierce and growing; the industry re-quired high levels of capital expenditures to finance technological innova-tion; many business models exhibited an unhealthy reliance on continued access to the capital (specifically debt) markets; and many issuers had limited asset protection. Our concern over the fundamentals was capped by generally unat-tractive valuations on telecom issuers' debt; we believed trading levels were based on overly optimistic assumptions about revenue growth and potential earning streams.

With the significantly lower valuations accorded telecom debt issuers begin-ning in late 2001, we began to look for potential investment opportunities. Despite suffering from overcapacity amid a less-than-forecasted demand envi-ronment, telecom remains a critical industry that will not disappear. As such, we thought there could be investment opportunities in well capitalized compa-nies with strong market positions that could withstand the industry's downturn and perhaps benefit from competitors' weakened financial condition.

We believe we have found such an opportunity in AT&T, which was first pur-chased in the Fund in November of 2001. (Please note that we discuss AT&T as an example of our investment process, not because we believe that AT&T is more attractive than the Fund's other investments.) AT&T is actually two companies: one in cable (AT&T Broadband) and the other in telecommunication services (AT&T Communications). AT&T Broadband is scheduled to merge with Comcast Corp. in late 2002. The Fund's debt investment is tied to AT&T Communications, which in our judgment, has excellent long-term prospects. While long distance voice has been declining, the company has a strong position in business and data communications. Our initial positions were relatively small and short in matu-rity (five years); as the valuations of AT&T's debt have cheapened amid the industry's troubles, we have added to the holdings, and extended the duration by swapping into longer-maturity debt. As of June 30, the Fund held 2.5% posi-tion in AT&T debt, split between five, ten and thirty-year obligations.

1 / Dodge & Cox Income Fund

--------------------------------------------------------------------------------

While we avoided investing in several issuers (Worldcom, Global Crossing, and Qwest among others) that have hurt corporate bond sector returns this year, the corporate securities in the Fund have not been immune from the accounting "ir-regularities," SEC investigations, and earnings restatements that are regular features in the financial press. Two Fund holdings in particular, Xerox and Time Warner (AOL), have garnered more than their share of negative publicity. Contributing to this volatile atmosphere is the deluge of corporate bond rat-ings downgrades (many to `junk' status) by the rating agencies.

Our efforts to deal with the risk of corporate bond investing have always con-sisted of intensive fundamental research. The current credit environment (mis-trust, skepticism and fear) features exaggerated price movements for the slightest credit misstep and demands an extremely diligent approach to credit research. We believe it also demands some perspective: just as all the wonder-ful pronouncements and results reported by Corporate America and embraced by the investing public in the `90s seemed overdone, so too does the current "wis-dom" that all corporate accounting is fraudulent and all corporate representa-tions lack credibility.

The mistrust, skepticism and fear of today create the investment opportunities of tomorrow, and we do believe that investment values are currently being cre-ated. As good companies with strong market positions and durable finances in essential industries cheapen along with the broad trend in corporate securi-ties, we will seek to emphasize them more. The key continues to be issuer and security selection, from a foundation of high-quality, in-depth research.

Thank you for your continued confidence as a shareholder in the Dodge & Cox In-come Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
-----------------------------
    Harry R. Hagey, Chairman

/s/ A. Horton Shapiro
------------------------------------------------
    A. Horton Shapiro, Executive Vice President

July 31, 2002

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through June 30, 2002 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

                                  10 years     10 years
                                Income Fund      LBAG
                                -----------    --------
                      Jun-92       $10,000     $10,000
                      Jun-93       $11,423     $11,244
                      Jun-94       $11,473     $11,269
                      Jun-95       $12,736     $12,394
                      Jun-96       $13,400     $13,043
                      Jun-97       $14,521     $14,106
                      Jun-98       $16,127     $15,594
                      Jun-99       $16,562     $16,084
                      Jun-00       $17,226     $16,818
                      Jun-01       $19,390     $18,706
                      Jun-02       $21,174     $20,320

- Dodge & Cox Income Fund $21,174
- LBAG $20,320

Average annual total return for periods ended June 30, 2002

                                                       1 Year  5 Years  10 Years
--------------------------------------------------------------------------------
Dodge & Cox Income Fund                                9.22%    7.83%     7.79%
Lehman Brothers Aggregate
 Bond Index (LBAG)                                     8.63     7.57      7.34
--------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.

/1/ One basis point = 1/100th of a percentage point.
/2/ Calculated using Moody's ratings only. Elsewhere Dodge & Cox uses the lower of Moody's and S&P ratings.
/3/ Duration is a measure of a bond's price sensitivity to changes in interest rates.

                                                     Dodge & Cox Income Fund / 2

Fund Information                                                   June 30, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $12.36
Total Net Assets (millions)                                               $2,196
30-Day SEC Yield/1/                                                        5.64%
2001 Expense Ratio                                                         0.45%
2001 Portfolio Turnover                                                      40%
Fund Inception Date                                                         1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 13 years, and by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                                   96.7%
Cash Equivalents:                                                           3.3%

Portfolio Characteristics                                            Fund  LBAG
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                     159  6,892
Average Quality                                                        AA    AA+
Average Maturity (years)                                              8.2    7.8
Effective Duration (years)                                            4.0    4.3

Sector Breakdown                                                     Fund  LBAG
-------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                  21.3% 33.3%
Federal Agency CMO and REMIC/2/                                      15.6   0.0
Federal Agency Mortgage Pass-Through                                 21.9  36.5
Asset-Backed                                                          1.7   3.9
Corporate                                                            36.2  22.5
Non-Corporate                                                         0.0   3.8
Cash Equivalents                                                      3.3   0.0

Credit Quality Ratings                                               Fund  LBAG
-------------------------------------------------------------------------------
U.S. Government & Government Agencies                                58.8% 69.8%
Aaa/AAA                                                               1.7   6.4
Aa/AA                                                                 0.0   4.8
A/A                                                                  10.3   9.7
Baa/BBB                                                              20.4   9.3
Ba/BB                                                                 3.3   0.0
B/B                                                                   2.2   0.0
Cash Equivalents                                                      3.3   0.0

Maturity Breakdown                                                   Fund  LBAG
-------------------------------------------------------------------------------
0-1 Years to Maturity                                                 9.1%  0.0%
1-5                                                                  38.3  39.8
5-10                                                                 37.1  45.2
10-15                                                                 4.2   3.0
15-20                                                                 1.8   3.8
20-25                                                                 3.7   3.3
25 and Over                                                           5.8   4.9

/1/ An annualization of the Fund's total net investment income per share for the
    30-day period ended on the last day of the month.
/2/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.

3 / Dodge & Cox Income Fund

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES: 96.7%
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 21.3%
U.S. TREASURY: 19.0%
 $ 7,012,138 U.S. Treasury Inflation-Indexed Bond, 3.625%,
              4/15/28                                               $  7,573,109
   9,647,033 U.S. Treasury Inflation-Indexed Bond, 3.875%,
               4/15/29                                                10,872,506
  33,624,095 U.S. Treasury Inflation-Indexed Note, 3.875%,
               1/15/09                                                35,678,325
   7,313,746 U.S. Treasury Inflation-Indexed Note, 4.25%,
               1/15/10                                                 7,936,555
  39,408,122 U.S. Treasury Inflation-Indexed Note, 3.50%,
               1/15/11                                                40,781,259
  60,440,280 U.S. Treasury Inflation-Indexed Note, 3.375%,
               1/15/12                                                61,941,858
  75,000,000 U.S. Treasury Notes, 6.25%, 2/15/03                      77,034,225
  50,070,000 U.S. Treasury Notes, 5.75%, 8/15/03                      52,064,989
  50,000,000 U.S. Treasury Notes, 3.375%, 4/30/04                     50,527,500
  66,000,000 U.S. Treasury Notes, 6.75%, 5/15/05                      72,032,796
                                                                    ------------
                                                                     416,443,122
GOVERNMENT AGENCY: 2.3%
   4,941,759 Govt. Small Business Admin. 504 Series 97-20E,
               7.30%, 5/1/17                                           5,374,674
   4,946,775 Govt. Small Business Admin. 504 Series 97-20J,
               6.55%, 10/1/17                                          5,239,608
   4,708,224 Govt. Small Business Admin. 504 Series 98-20C,
               6.35%, 3/1/18                                           4,943,259
   7,084,208 Govt. Small Business Admin. 504 Series 98-20H,
               6.15%, 8/1/18                                           7,370,205
   4,013,644 Govt. Small Business Admin. 504 Series 98-20L,
               5.80%, 12/1/18                                          4,100,593
   4,643,734 Govt. Small Business Admin. 504 Series 99-20C,
               6.30%, 3/1/19                                           4,856,517
  12,782,144 Govt. Small Business Admin. 504 Series 99-20G,
               7.00%, 7/1/19                                          13,771,196
   4,624,859 Govt. Small Business Admin. 504 Series 99-20I,
               7.30%, 9/1/19                                           5,042,980
                                                                    ------------
                                                                      50,699,032
                                                                    ------------
                                                                     467,142,154
FEDERAL AGENCY CMO AND REMIC(a): 15.6%
   2,380,646 Federal Home Loan Mtge. Corp., 8.00%, 4/15/07             2,491,188
  13,284,798 Federal Home Loan Mtge. Corp., 6.00%, 8/15/08            13,932,457
  20,100,000 Federal Home Loan Mtge. Corp., 6.00%, 10/15/08           21,102,148
  34,792,197 Federal Home Loan Mtge. Corp., 6.00%, 6/1/11             35,979,705
  20,000,000 Federal Home Loan Mtge. Corp., 6.50%, 4/15/22            21,195,706

PAR VALUE                                                         MARKET VALUE
 $10,000,000 Federal Home Loan Mtge. Corp., 6.00%, 6/17/22          $ 10,206,438
  35,000,000 Federal Natl. Mtge. Assn., 6.00%, 7/25/14                36,108,748
  21,229,613 Federal Natl. Mtge. Assn., 7.00%, 3/25/21                21,638,385
  17,000,000 Federal Natl. Mtge. Assn., 6.25%, 3/25/23                17,870,689
   9,000,000 Federal Natl. Mtge. Assn., 6.00%, 6/25/23                 9,156,561
  24,624,507 Federal Natl. Mtge. Assn., 7.50%, 7/25/28                25,978,608
  28,406,338 Federal Natl. Mtge. Assn., 7.00%, 12/25/41               29,640,025
  24,794,615 Federal Natl. Mtge. Assn., 7.00%, 6/25/42                25,640,111
  12,378,235 Federal Natl. Mtge. Assn., 7.00%, 3/25/45                12,875,097
  12,616,000 Veterans Affairs Vendee Mtge. Trust, 7.00%, 6/15/10      13,343,691
   2,206,145 Veterans Affairs Vendee Mtge. Trust, 9.292%,
              5/15/25                                                  2,433,060
  33,166,761 Veterans Affairs Vendee Mtge. Trust, 7.50%, 6/15/27      35,547,215
   7,122,568 Veterans Affairs Vendee Mtge. Trust, 1.00%,
              10/15/27                                                 7,782,257
                                                                    ------------
                                                                     342,922,089
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 21.9%
          128 Federal Home Loan Mtge. Corp., 7.00%, 1/1/03                   128
      254,330 Federal Home Loan Mtge. Corp., 8.00%, 12/1/03              259,534
        1,116 Federal Home Loan Mtge. Corp., 7.00%, 3/1/06                 1,120
       19,106 Federal Home Loan Mtge. Corp., 7.00%, 9/1/06                19,607
       79,671 Federal Home Loan Mtge. Corp., 7.25%, 1/1/08                81,560
       41,943 Federal Home Loan Mtge. Corp., 8.00%, 1/1/08                43,208
      104,366 Federal Home Loan Mtge. Corp., 8.00%, 1/1/08               109,793
       56,813 Federal Home Loan Mtge. Corp., 7.50%, 10/1/08               59,713
    1,736,312 Federal Home Loan Mtge. Corp., 7.00%, 11/1/08            1,824,778
      145,255 Federal Home Loan Mtge. Corp., 8.00%, 5/1/09               152,402
       26,900 Federal Home Loan Mtge. Corp., 8.25%, 5/1/09                28,236
      175,168 Federal Home Loan Mtge. Corp., 8.00%, 8/1/09               182,658

See accompanying Notes to Financial Statements       Dodge & Cox Income Fund / 4

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
 PAR VALUE                                                          MARKET VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH (continued)
 $ 5,532,511 Federal Home Loan Mtge. Corp., 6.50%, 2/1/11           $  5,790,748
   7,883,737 Federal Home Loan Mtge. Corp., 6.00%, 7/1/11              8,165,059
   9,497,481 Federal Home Loan Mtge. Corp., 7.00%, 12/1/11            10,027,177
   4,574,263 Federal Home Loan Mtge. Corp., 7.00%, 3/1/12              4,829,381
  12,499,447 Federal Home Loan Mtge. Corp., 6.50%, 4/1/12             13,082,876
       3,878 Federal Home Loan Mtge. Corp., 6.50%, 6/1/12                  3,905
  14,811,105 Federal Home Loan Mtge. Corp., 6.50%, 6/1/12             15,458,418
  10,699,454 Federal Home Loan Mtge. Corp., 6.00%, 4/1/13             11,017,511
   6,424,956 Federal Home Loan Mtge. Corp., 6.00%, 5/1/13              6,615,947
  33,700,066 Federal Home Loan Mtge. Corp., 6.00%, 4/1/14             34,701,851
  66,033,828 Federal Home Loan Mtge. Corp., 6.50%, 7/1/14             68,866,412
   8,746,854 Federal Home Loan Mtge. Corp., 6.50%, 11/1/14             9,122,059
  11,610,234 Federal Home Loan Mtge. Corp., 7.90%, 2/1/21             12,405,861
   9,242,208 Federal Natl. Mtge. Assn., 6.825%, 5/1/06                 9,930,418
      24,459 Federal Natl. Mtge. Assn., 7.50%, 9/1/07                     25,644
   1,940,849 Federal Natl. Mtge. Assn., 7.50%, 9/1/07                  2,043,497
     152,432 Federal Natl. Mtge. Assn., 6.25%, 12/1/07                   153,814
   4,712,917 Federal Natl. Mtge. Assn., 7.00%, 7/1/08                  4,960,772
   9,576,440 Federal Natl. Mtge. Assn., 5.90%, 12/1/08                 9,946,514
   5,329,763 Federal Natl. Mtge. Assn., 6.50%, 12/1/08                 5,583,566
   9,492,107 Federal Natl. Mtge. Assn., 5.50%, 6/1/09                  9,753,847
   4,360,586 Federal Natl. Mtge. Assn., 6.50%, 7/1/09                  4,568,237
   8,951,741 Federal Natl. Mtge. Assn., 6.72%, 7/1/09                  9,613,096
   1,400,908 Federal Natl. Mtge. Assn., 8.00%, 8/1/10                  1,474,911
   7,196,775 Federal Natl. Mtge. Assn., 7.00%, 12/1/10                 7,601,448
   5,125,579 Federal Natl. Mtge. Assn., 7.00%, 12/1/11                 5,411,923
     630,162 Federal Natl. Mtge. Assn., 8.00%, 1/1/12                    673,845
  29,982,700 Federal Natl. Mtge. Assn., 6.017%, 4/1/12                31,123,542
      18,741 Federal Natl. Mtge. Assn., 6.50%, 1/1/13                     18,988
  24,299,167 Federal Natl. Mtge. Assn., 6.00%, 3/1/14                 25,011,756
  17,324,686 Federal Natl. Mtge. Assn., 6.00%, 6/1/14                 17,821,177
           2 Federal Natl. Mtge. Assn., 7.00%, 9/1/14                          2
   7,625,530 Federal Natl. Mtge. Assn., 7.50%, 11/1/14                 8,107,149
   6,795,893 Federal Natl. Mtge. Assn., 7.15%, 10/1/15                 7,406,111
     763,534 Federal Natl. Mtge. Assn., 8.00%, 8/1/22                    810,737
   1,260,221 Govt. Natl. Mtge. Assn., 7.25%, 2/15/06                   1,302,121
   1,933,178 Govt. Natl. Mtge. Assn., 7.50%, 7/15/07                   2,022,482
   6,867,381 Govt. Natl. Mtge. Assn., 7.00%, 4/15/09                   7,304,558

PAR VALUE                                                           MARKET VALUE
 $ 7,097,247 Govt. Natl. Mtge. Assn., 6.50%, 7/15/09                $  7,473,400
   3,580,952 Govt. Natl. Mtge. Assn., 7.50%, 9/15/17                   3,827,763
     913,648 Govt. Natl. Mtge. Assn., 7.80%, 6/15/20                     980,508
     698,623 Govt. Natl. Mtge. Assn., 7.80%, 7/15/20                     749,747
     724,230 Govt. Natl. Mtge. Assn., 7.80%, 7/15/20                     777,228
   2,009,809 Govt. Natl. Mtge. Assn., 7.80%, 8/15/20                   2,156,884
   1,278,944 Govt. Natl. Mtge. Assn., 7.80%, 9/15/20                   1,372,535
     588,820 Govt. Natl. Mtge. Assn., 7.80%, 10/15/20                    631,908
     776,355 Govt. Natl. Mtge. Assn., 7.80%, 11/15/20                    833,168
     920,590 Govt. Natl. Mtge. Assn., 7.80%, 1/15/21                     987,620
   2,583,524 Govt. Natl. Mtge. Assn., 7.80%, 1/15/21                   2,771,636
  35,572,938 Govt. Natl. Mtge. Assn., 7.50%, 11/15/24                 37,856,619
  23,653,323 Govt. Natl. Mtge. Assn., 7.50%, 5/15/25                  25,167,843
  18,331,560 Govt. Natl. Mtge. Assn., 7.00%, 5/15/28                  19,085,005
                                                                    ------------
                                                                     480,191,961
ASSET-BACKED SECURITIES: 1.7%
  16,465,000 CA Infrastructure and Econ. Dev. Bank Special
              Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-
              7, 6.42%, 9/25/08                                       17,504,103
  12,780,000 CA Infrastructure and Econ. Dev. Bank Special
              Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-
              6, 6.38%, 9/25/08                                       13,577,811
   7,346,742 ComEd Transitional Funding Trust Notes Series 1998-
              1 Class A-4, 5.39%, 6/25/05                              7,511,831
                                                                    ------------
                                                                      38,593,745
CORPORATE: 36.2%
INDUSTRIAL: 16.0%
  12,500,000 American Home Products Corp., 6.70%, 3/15/11             13,232,463
  18,000,000 Dana Corp., 7.00%, 3/1/29                                13,140,000
  10,050,000 Deere & Co., 6.95%, 4/25/14                              10,760,183
   5,000,000 Dillard's, Inc., 7.375%, 6/1/06                           4,927,180
  15,742,000 Dillard's, Inc., 7.13%, 8/1/18                           13,066,742
   5,000,000 Eastman Chemical Co., 6.375%, 1/15/04                     5,200,715
  20,750,000 Eastman Chemical Co., 7.25%, 1/15/24                     20,592,922
  15,000,000 HCA-The Healthcare Company, 8.75%, 9/1/10                16,926,945
   5,700,000 HCA-The Healthcare Company, 7.875%, 2/1/11                6,138,860
  15,500,000 Health Net, Inc., 8.375%, 4/15/11                        17,232,884
  21,500,000 Hewlett-Packard Co., 5.50%, 7/1/07                       21,377,428
  15,000,000 Lockheed Martin Corp., 7.65%, 5/1/16                     17,058,270
  10,520,000 Lockheed Martin Corp., 7.75%, 5/1/26                     11,649,480
   7,500,000 May Department Stores, Co., 7.875%, 3/1/30                8,319,653

5 / Dodge & Cox Income Fund       See accompanying Notes to Financial Statements

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
CORPORATE (continued)
 $ 7,105,000 May Department Stores Co., 7.625%, 8/15/13             $  7,953,863
     500,000 May Department Stores Co.,  8.75%, 5/15/29                  608,142
   7,550,000 May Department Stores Co., 7.875%, 8/15/36,
              Callable 2016                                            7,986,292
  14,065,000 Nordstrom, Inc., 8.95%, 10/15/05                         15,801,732
  22,301,000 Raychem Corp., 7.20%, 10/15/08                           18,640,938
  11,490,000 Raytheon Co., 6.75%, 8/15/07                             12,204,035
   5,100,000 Raytheon Co., 6.15%, 11/1/08                              5,234,747
  10,000,000 Raytheon Co., 6.55%, 3/15/10                             10,329,060
   8,242,000 Time Warner Entertainment, 8.375%, 3/15/23                8,204,227
  20,620,000 Time Warner Entertainment, 8.375%, 7/15/33               20,517,209
  15,734,000 Walt Disney Co., 7.55%, 7/15/93, Callable 2023           16,042,245
  27,500,000 Xerox Corp.(e), 9.75%, 1/15/09                           22,550,000
   7,500,000 Xerox Corp., 7.20%, 4/1/16                                5,325,000
  24,500,000 Xerox Corp., 6.25%, 11/15/26                             21,315,000
                                                                    ------------
                                                                     352,336,215
FINANCE: 11.8%
  10,830,000 Bank One Capital III(b), 8.75%, 9/1/30                   12,737,759
  12,775,000 Bank One Corp., 7.625%, 8/1/05                           14,000,927
  16,145,000 Bank of Tokyo-Mitsubishi Ltd.(c) (Japan), 8.40%,
              4/15/10                                                 17,658,126
   6,610,000 BankAmerica Capital II(b), 8.00%, 12/15/26,
              Callable 2006                                            7,039,240
  10,000,000 CIGNA Corp., 7.00%, 1/15/11                              10,719,240
   1,040,000 CIGNA Corp., 7.65%, 3/1/23                                1,142,085
   5,375,000 CIGNA Corp., 7.875%, 5/15/27                              6,009,589
   5,990,000 Citicorp Capital Trust I(b), 7.933%, 2/15/27,
              Callable 2007                                            6,383,980
  21,075,000 EOP Operating Limited Partnership(d), 8.375%,
              3/15/06                                                 23,291,226
   4,000,000 First Nationwide Bank, 10.00%, 10/1/06                    4,687,372
  35,000,000 Ford Motor Credit Co., 7.25%, 10/25/11                   35,167,860
  31,000,000 GMAC, 8.875%, 6/1/10, Putable 2005                       34,832,220
  11,050,000 Hartford Financial Services Group, 6.375%, 11/1/02       11,170,500
  19,875,000 John Deere Capital Corp., 7.00%, 3/15/12                 21,294,771
   7,500,000 Republic New York Corp., 7.20%, 7/15/97                   7,562,647
  10,545,000 Safeco Corp., 7.875%, 3/15/03                            10,881,090
  13,250,000 St. Paul Companies, Inc., 7.875%, 4/15/05                14,287,422
  18,550,000 UNUMProvident Corp., 7.625%, 3/1/11                      20,156,263
                                                                    ------------
                                                                     259,022,317

PAR VALUE                                                           MARKET VALUE
TRANSPORTATION: 5.0%
 $34,000,000 American Airlines Pass Through Trust,
              7.858%, 10/1/11                                     $   36,896,358
   6,482,196 American Airlines Pass Through Trust,
              6.978%, 4/1/11                                           6,748,880
  13,703,715 Burlington Northern Santa Fe Railway,
              7.57%, 1/2/21                                           15,048,598
   7,212,000 Canadian Pacific Ltd.(c) (Canada),
              9.45%, 8/1/21                                            9,127,853
  13,525,000 Consolidated Rail Corp.,
              9.75%, 6/15/20                                          17,137,230
   6,780,778 Union Pacific Corp., 6.85%, 1/2/19                        7,225,529
  16,924,285 Union Pacific Corp., 6.70%, 2/23/19                      17,645,429
                                                                  --------------
                                                                     109,829,877
UTILITIES: 3.4%
   8,800,000 AT&T Corp.(e), 6.50%, 11/15/06                            7,744,000
  31,600,000 AT&T Corp.(e), 7.30%, 11/15/11                           26,228,000
  28,000,000 AT&T Corp.(e), 8.00%, 11/15/31                           21,980,000
  17,980,000 PG&E National Energy Group, Inc.,
              10.375%, 5/16/11                                        18,339,600
                                                                  --------------
                                                                      74,291,600
                                                                  --------------
                                                                     795,480,009
                                                                  --------------
Total Fixed-Income Securities (cost $2,071,021,368)                2,124,329,958
                                                                  --------------
SHORT-TERM INVESTMENTS: 2.4%
--------------------------------------------------------------------------------
   10,980,030 SSgA Prime Money Market Fund                            10,980,030
   41,046,000 State Street Repurchase Agreement,
               1.75%, 7/1/02 (collateralized by
               U.S. Treasury securities, value
               $41,871,563)                                           41,046,000
                                                                  --------------
 Total Short-term Investments (cost $52,026,030)                      52,026,030
                                                                  --------------

TOTAL INVESTMENTS (cost $2,123,047,398)                 99.1%      2,176,355,988
OTHER ASSETS LESS LIABILITIES                            0.9          19,350,627
                                                       -----      --------------
TOTAL NET ASSETS                                       100.0%     $2,195,706,615
                                                       -----      --------------

(a)  CMO: Collateralized Mortgage Obligation
     REMIC: Real Estate Mortgage Investment Conduit
(b)  Cumulative Preferred Securities
(c)  Foreign securities denominated in U.S. dollars
(d) EOP Operating LP is the operating partnership of Equity Office Properties Trust.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements       Dodge & Cox Income Fund / 6

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                   June 30, 2002
Assets:
Investments, at market value
 (identified cost $2,123,047,398)                                 $2,176,355,988
Receivable for investment sold                                        30,326,526
Receivable for paydowns on
 mortgage-backed securities                                               39,745
Receivable for Fund shares sold                                        6,376,078
Interest receivable                                                   27,946,320
Prepaid expenses                                                           2,854
                                                                  --------------
                                                                   2,241,047,511
                                                                  --------------
Liabilities:
Payable for investments purchased                                     42,245,788
Payable for Fund shares redeemed                                       2,191,287
Management fees payable                                                  705,586
Accounts payable                                                         198,235
                                                                  --------------
                                                                      45,340,896
                                                                  --------------
Net Assets                                                        $2,195,706,615
                                                                  --------------
Net Assets Consist of:
Paid in capital                                                   $2,140,411,056
Accumulated undistributed
 net investment income                                                   872,593
Accumulated undistributed net
 realized gain on investments                                          1,114,376
Net unrealized appreciation on investments                            53,308,590
                                                                  --------------
                                                                  $2,195,706,615
                                                                  --------------
Beneficial shares outstanding (par value $0.01 each, unlimited
 shares authorized)                                                  177,654,696
Net asset value per share                                         $        12.36

Statement of Operations
--------------------------------------------------------------------------------

                                                  Six Months Ended June 30, 2002
Investment Income:
Interest                                                             $57,683,104
                                                                     -----------
Expenses:
Management fees (Note 2)                                               3,644,605
Custodian and fund accounting fees                                        40,965
Transfer agent fees                                                      155,966
Professional fees                                                         29,387
Shareholder reports                                                       49,772
Registration fees                                                         96,257
Trustees' fees (Note 2)                                                   13,715
Miscellaneous                                                              7,855
                                                                     -----------
                                                                       4,038,522
                                                                     -----------
Net Investment Income                                                 53,644,582
                                                                     -----------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                      1,220,157
 Net unrealized appreciation on investments                           18,503,197
                                                                     -----------
 Net realized and unrealized
  gain on investments                                                 19,723,354
                                                                     -----------
Net Increase in Net Assets from Operations                           $73,367,936
                                                                     -----------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                             Six Months Ended        Year Ended
                                                June 30, 2002 December 31, 2001
Operations:
Net investment income                         $   53,644,582     $   78,643,855
Net realized gain                                  1,220,157          6,386,247
Net unrealized appreciation                       18,503,197         33,325,700
                                              ---------------------------------
Net increase in
 net assets from operations                       73,367,936        118,355,802
                                              ---------------------------------
Distributions to
Shareholders from:
Net investment income                            (53,337,151)       (78,563,286)
Net realized gain                                   (395,964)        (8,003,149)
                                              ---------------------------------
Total distributions                              (53,733,115)       (86,566,435)
                                              ---------------------------------
Beneficial Share Transactions:
Amounts received from
 sale of shares                                  845,310,858        820,982,707
Net asset value of shares issued in
 reinvestment of distributions                    46,819,181         72,968,795
Amounts paid for
 shares redeemed                                (228,174,433)      (434,406,460)
                                              ---------------------------------
Net increase from beneficial
 share transactions                              663,955,606        459,545,042
                                              ---------------------------------
Total increase in net assets                     683,590,427        491,334,409
Net Assets:
Beginning of period                            1,512,116,188      1,020,781,779
                                              ---------------------------------
End of period (including undistributed
 net investment income of $872,593
 and $565,162, respectively)                  $2,195,706,615     $1,512,116,188
                                              ---------------------------------
Shares sold                                       68,432,760         66,929,167
Shares issued in reinvestment of
 distributions                                     3,805,535          6,002,513
Shares redeemed                                  (18,492,694)       (35,506,604)
                                              ---------------------------------
Net increase in
 shares outstanding                               53,745,601         37,425,076
                                              ---------------------------------

7 / Dodge & Cox Income Fund       See accompanying Notes to Financial Statements

Notes to Financial Statements
-----------------------------------------------------------------------

Note 1

Dodge & Cox Income Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is reg-istered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows account-ing policies which are in conformity with accounting principles generally ac-cepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approximates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Se-curity transactions are accounted for on the trade date in the financial state-ments. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Interest income is recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respec-tively, to interest income over the lives of the respective securities. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to com-ply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 2

Under a written agreement, the Fund pays an annual management fee of 5/10 of 1% of the Fund's average daily net asset value up to $100 million and 4/10 of 1% of the Fund's average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other or-dinary operating expenses of the Fund exceed 1% of the average daily net asset value for the year. All officers and four of the trustees of the Trust are of-ficers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remu-neration to its officers or trustees.

Note 3

The federal tax character of distributions paid in the six months ended June 30, 2002 include $53,381,376 of ordinary income ($0.34 per share) and $351,739 of long-term capital gain ($0.00 per share). At June 30, 2002, the tax basis components of accumulated undistributed income and net realized gain include $872,593 of ordinary income and $1,114,376 of long-term capital gain. For the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, aggregated $881,401,706 and $222,689,321, respectively, of which U.S. government obligations aggregated $593,377,727 and $162,707,816 respectively. At June 30, 2002, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $53,308,590, of which $71,562,374 represented appreciated securities and $18,253,784 represented depreciated securities.

                                                     Dodge & Cox Income Fund / 8

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
SELECTED DATA AND RATIOS (for a share                 Six Months
outstanding throughout each period)               Ended June 30,                                 Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------
                                                            2002        2001       2000       1999       1998       1997
Net asset value,beginning of period                       $12.20      $11.80     $11.40     $12.25     $12.08     $11.68
Income from investment operations:
 Net investment income                                      0.34        0.74        .77        .72        .72        .73
 Net realized and
  unrealized gain (loss)                                    0.16        0.46        .41       (.82)       .23        .40
                                                          ---------------------------------------------------------------
 Total from investment operations                           0.50        1.20       1.18       (.10)       .95       1.13
                                                          ---------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                                     (0.34)      (0.74)      (.78)      (.71)      (.72)      (.73)
 Net realized gain                                           --        (0.06)        --       (.04)      (.06)        --
                                                          ---------------------------------------------------------------
 Total distributions                                       (0.34)      (0.80)      (.78)      (.75)      (.78)      (.73)
                                                          ---------------------------------------------------------------
Net asset value, end of period                            $12.36      $12.20     $11.80     $11.40     $12.25     $12.08
                                                          ---------------------------------------------------------------
Total return                                                4.13%      10.32%     10.70%      (.81)%     8.08%     10.00%
Ratios/supplemental data:
 Net assets, end of period (millions)                     $2,196      $1,512     $1,021       $974       $952       $705
 Ratio of expenses to average net assets                    0.45%*       .45%       .46%       .46%       .47%       .49%
 Ratio of net investment income to average net
  assets                                                    5.97%*      6.18%      6.67%      6.10%      6.00%      6.32%
 Portfolio turnover rate                                      13%         40%        34%        24%        35%        28%
 -----------------------------------------------------------------------------------------------------------------------

*Annualized

9 / Dodge & Cox Income Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                    Dodge & Cox Income Fund / 10

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

      D O D G E & C O X                          D O D G E & C O X
   ------------------------                      ------------------
   International Stock Fund                         International
                                                     Stock Fund
                                                  Established 2001
     www.dodgeandcox.com
For Fund literature and account
 information, please visit the
        Funds' web site.

       or write or call:

       Dodge & Cox Funds
c/o Boston Financial Data Services
         P.O. Box 8422
      Boston, Massachusetts
           02266-8422
         (800) 621-3979

       Investment Manager
          Dodge & Cox
       One Sansome Street
           35th Floor
   San Francisco, California
           94104-4443
         (415) 981-1710

This report is submitted for the
   general information of the
    shareholders of the Fund.
The report is not authorized for
  distribution to  prospective
  investors in the Fund unless
 it is  accompanied by a current
           prospectus.

 This report reflects our views,
 opinions and portfolio holdings
  as of June 30, 2002, the end
  of the reporting period. The
  information provided is not a
   complete analysis of every
aspect of any country, industry,
security or the Fund. The Fund's
portfolio composition may change
depending on market and economic                 Semi-Annual Report
 conditions. Although historical                    June 30, 2002
 performance is no guarantee of
 future results, these insights                         2002
   may help you understand our                   --------------------
      investment management                      --------------------
           philosophy.                           --------------------

06/02 ISF SAR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

The Dodge & Cox International Stock Fund returned -5.0%* for the second quar-ter of 2002, compared to a return of -2.1% for the Morgan Stanley Capital In-ternational Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the first six months of the year, the Fund has returned +2.3%* while the MSCI EAFE returned - 1.6%. Since its inception on May 1, 2001 through June 30, 2002, the International Stock Fund returned -4.3%*, compared to the MSCI EAFE's return of -14.1%. The Fund had total assets of approximately $94 million at quarter-end and a cash position of 7%.

Investment Strategy & Results
The Fund's five investments in Latin America were at the heart of the Fund's weak results during the quarter, as investor concerns about Brazil signifi-cantly affected share prices of the Fund's holdings. These five investments-- Petroleo Brasileiro (Petrobras), an integrated energy company in Brazil; Embratel, Brazil's national long distance provider; Uniao de Bancos Brasileiros (Unibanco), the fourth largest private bank in Brazil; Ultrapar, a leading Brazilian chemical and liquid propane gas producer; and Banco Latinoamericano de Exportaciones (BLADEX), a Latin-American trade-finance bank, headquartered in Panama with credit exposure to Brazil and Argentina-- collectively declined 41% during the quarter.

On the positive side, the Fund benefited from strong individual performers during the quarter including Electrolux, a Swedish appliances manufacturer (up 39%); Sulzer A.G., a Swiss industrial products manufacturer (up 46%); and Kemira, a Finnish chemicals and fertilizer company (up 43%).

A Long-Term Investment Horizon Requires Persistence
At any point in time, we may make investments that seem to go against conven-tional wisdom in the short term. Why? Sometimes investors' fear can overly de-press the share price of a company (or a sector, or a region for that matter), just as euphoria can result in a valuation that embeds overly optimistic ex-pectations about the future.

Our research-intensive approach, coupled with a team decision-making process gives us the conviction to be persistent as long as we believe that an invest-ment's current valuation does not reflect our outlook for its opportunities to grow earnings and cash flow over the longer term.

In our view, this is the case with the five companies the Fund currently owns in Latin America. The share prices of each of these investments declined sig-nificantly, particularly in June, as investors fear that Brazil will experi-ence a break from current economic policy if the incumbent party's candidate does not win the Presidential Election in October. Investors worry that the new President will reschedule or default on the country's sovereign debt. While there are no specific indications that this will come to pass, the lack of certainty has worried investors and resulted in extremely low valuations.

Unibanco and Petrobras are two examples that illustrate this perspective. We highlight them in order to illustrate our "bottom-up approach" to security se-lection, not because we believe they are more attractive than the Fund's other 54 holdings.

Unibanco is Brazil's fourth largest private bank. We have invested in the com-pany because we believe that Unibanco's position as a leader in credit cards, consumer finance and asset management in Brazil and its reasonably strong as-set quality will enable the company to grow earnings at an attractive pace over the next three-to-five years. Yet the shares trade at 80% of book value and less than six times annualized first quarter earnings despite a return on equity of roughly 16%. The current valuation is approaching levels last seen when the global economy was in crisis.

Petrobras is Brazil's integrated energy producer. The company has sizable oil reserves and the opportunity to grow production 7 to 9% per year, a meaning-fully higher production growth rate than most integrated oil companies. Yet it trades at roughly seven times earnings, inexpensive in absolute terms and in relation to its peers. As with any investment, there are issues that concern investors at both of these companies. We believe, however, that the current valuation reflects the near-term concerns, but not the long-term opportunities.

July's Market Volatility
It is unusual for us to comment on market events that occur over short periods of time. However, given that both the MSCI EAFE and the International Stock Fund have declined sharply since June 30th, we believe it is important to re-iterate the need to focus on the long term when investing in stocks. (The Fund returned -9.8% in the month of July versus -9.9% for the MSCI EAFE.)
1 / Dodge & Cox International Stock Fund

-----------------------------------------------------------------------

The mistrust, skepticism and fear of today create the investment opportunities of tomorrow, and we do believe that investment values are currently being cre-ated. As good companies with strong market positions and durable franchises in essential industries become more attractively valued, we will selectively add them to the Fund. The key continues to be security selection, from a foundation of high-quality, in-depth research.

As manager of the assets you have invested in the International Stock Fund, we seek to protect and hopefully enhance the future purchasing power of your capital over the long term by investing in a diversified portfolio of international equities. Equity markets are volatile in the short term, and returns can vary significantly, so we stick to a long-term, low-turnover approach. That approach involves a strong research focus and sensitivity to stock price.

Thank you for your continued confidence in our firm as shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and ques-tions.

For the Board of Trustees,

/s/ Harry R. Hagey                               /s/ John A. Gunn
-----------------------------                    ------------------------------
Harry R. Hagey, Chairman                         John A. Gunn, President

July 31, 2002


Investment Performance Since Inception
--------------------------------------------------------------------------------
through June 30, 2002 (in thousands)

                      [PERFORMANCE GRAPH APPEARS HERE]

                           Dodge & Cox
                          International
                           Stock Fund            MSCI EAFE
                           ----------            ---------

5/1/01                      $10,000               $10,000
Jun-01                      $10,040               $ 9,647
Jun-02                      $ 9,503               $ 8,350

- Dodge & Cox International Stock Fund $9,503
- MSCI EAFE $8,350

                                                                   Since
Total return for periods ended June 30, 2002*                   Inception
                                                 1 Year          (5/1/01)
--------------------------------------------------------------------------
Dodge & Cox International Stock Fund              -2.19%          -4.28%
MSCI EAFE                                         -9.49          -14.11
--------------------------------------------------------------------------

* Expense reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

     The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world's stock markets, excluding the United States. The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Morgan Stanley(R), Morgan Stanley Capital International, and EAFE(R) are trademarks of Morgan Stanley Dean Witter & Co.
--------------------------------------------------------------------------------
                     Risks of International Investing: Foreign
                   investing, especially in developing countries,
                    has special risks such as currency and market
                   volatility and political and social instability.
                       These and other risk considerations are
                         discussed in the Fund's prospectus.
--------------------------------------------------------------------------------
                                        Dodge & Cox International Stock Fund / 2

Fund Information                                                   June 30, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                             $18.84
Total Net Assets (millions)                                           $   94
30-Day SEC Yield/1/                                                     1.44%
Expense Ratio/2/                                                        0.90%
Turnover Ratio (May 1, 2001-December 31, 2001)                            23%
Fund Inception Date                                              May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members' average tenure at Dodge & Cox is 15 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                               92.7%
Cash Equivalents:                                                      7.3%

                                                                          MSCI
Stock Characteristics                                           Fund      EAFE
--------------------------------------------------------------------------------
Number of Stocks                                                  56       1,051
Median Market Capitalization (billions)                          $ 7         $ 3
Weighted Avg. Market Cap (billions)                              $17         $42
Price-to-Earnings Ratio/3/                                       15x         31x
Price-to-Book Value                                             1.2x        2.0x

                                                                          MSCI
Region Diversification                                          Fund      EAFE
--------------------------------------------------------------------------------
Europe (excluding United Kingdom)                                42.0%     44.9%
Japan                                                            20.9      21.8
United Kingdom                                                    9.4      26.6
Pacific (excluding Japan)                                         9.3       6.7
Latin America                                                     7.4       0.0
Canada                                                            3.7       0.0

Ten Largest Holdings
--------------------------------------------------------------------------------
Fiat SPA ADR (Italy)                                                       3.6%
Akzo Nobel N.V. (Netherlands)                                              3.4
Matsushita Electric Industrial ADR (Japan)                                 3.2
Banco Santander Central Hispano (Spain)                                    3.0
Nippon Telegraph & Telephone (Japan)                                       2.8
News Corp. Ltd. (Australia)                                                2.6
Electrolux A.B. (Sweden)                                                   2.6
Fast Retailing (Japan)                                                     2.5
Oce N.V. (Netherlands)                                                     2.4
Norsk Hydro ASA ADR (Norway)                                               2.4

                                                                          MSCI
Sector Diversification                                          Fund      EAFE
--------------------------------------------------------------------------------
Consumer Discretionary                                           24.0%     13.1%
Materials                                                        17.8       6.4
Financials                                                       14.1      25.2
Industrials                                                      12.9       9.5
Energy                                                            9.8       9.6
Consumer Staples                                                  4.1       9.0
Telecommunication Services                                        3.0       5.9
Utilities                                                         2.9       4.8
Information Technology                                            2.4       6.4
Health Care                                                       1.7     10.1%

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ For the fiscal years ending December 31, 2002 and 2003, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the annualized expense ratio for the period May 1, 2001, through December 31, 2001, would have been 2.47%.

/3/ Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
COMMON STOCKS: 84.6%
--------------------------------------------------------------------------------
 SHARES                                                             MARKET VALUE

 CONSUMER DISCRETIONARY: 21.4%
 CONSUMER DURABLES & APPAREL: 10.3%
  216,000 Matsushita Electric Industrial Co., Ltd. ADR(b)
            (Japan)                                                 $  2,987,280
  120,700 Electrolux A.B. (Sweden)                                     2,430,430
   41,500 Sony Corp. ADR(b) (Japan)                                    2,203,650
  290,000 Makita Corp. (Japan)                                         1,872,607
    6,000 Fuji Photo Film Co., Ltd. (Japan)                              193,718
                                                                    ------------
                                                                       9,687,685
 AUTOMOBILES & COMPONENTS: 5.9%
  265,700 Fiat SPA ADR(b) (Italy)                                      3,347,820
  103,000 Suzuki Motor Corp. (Japan)                                   1,270,905
   45,400 Honda Motor Co. Ltd. Sponsored ADR(b) (Japan)                  940,234
                                                                    ------------
                                                                       5,558,959
 HOTELS, RESTAURANTS & LEISURE: 2.7%
   99,500 H.I.S. Co., Ltd. (Japan)                                     1,751,512
   80,000 Six Continents PLC (United Kingdom)                            812,944
                                                                    ------------
                                                                       2,564,456
 RETAILING: 2.5%
  107,000 Fast Retailing Co., Ltd. (Japan)                             2,320,944
                                                                    ------------
                                                                      20,132,044
 MATERIALS: 17.8%
 CHEMICALS: 13.9%
   74,600 Akzo Nobel N.V. (Netherlands)                                3,242,244
  271,000 Kemira OYJ (Finland)                                         2,203,891
   41,900 BASF A.G. (Germany)                                          1,947,433
  359,800 Imperial Chemical Industries PLC (United Kingdom)            1,749,936
  125,000 Syngenta A.G. ADR(b) (Switzerland)                           1,520,000
   63,700 NOVA Chemicals Corp. (Canada)                                1,413,924
    2,600 Givaudan (Switzerland)                                       1,045,927
                                                                    ------------
                                                                      13,123,355
 METALS AND MINING: 3.3%
  320,078 BHP Billiton Ltd. (Australia)                                1,856,265
   69,400 Rio Tinto PLC (United Kingdom)                               1,272,903
                                                                    ------------
                                                                       3,129,168
 PAPER AND FOREST PRODUCTS: 0.6%
   15,100 Svenska Cellulosa A.B. (Sweden)                                535,990
                                                                    ------------
                                                                      16,788,513
 INDUSTRIALS: 12.9%
 CAPITAL GOODS: 11.4%
1,540,200 Kidde PLC (United Kingdom)                                   2,019,509
  188,568 Alstom(a) (France)                                           1,990,784
  449,200 CNH Global N.V.(b) (Netherlands)                             1,810,276
  726,600 Rolls-Royce PLC (United Kingdom)                             1,794,654
    8,340 Sulzer A.G.(a) (Switzerland)                                 1,766,973
   74,200 Hagemeyer N.V. (Netherlands)                                 1,023,997
   96,000 Komatsu Ltd. (Japan)                                           343,587
                                                                    ------------
                                                                      10,749,780

 SHARES                                                             MARKET VALUE
 TRANSPORTATION: 1.5%
   80,000 Stolt-Nielsen S.A. (Norway)                              $   1,095,337
   12,250 Canadian Pacific Railway Co.(b) (Canada)                       300,370
                                                                    ------------
                                                                       1,395,707
                                                                    ------------
                                                                      12,145,487
 FINANCIALS: 12.3%
 BANKS: 11.5%
  359,200 Banco Santander Central Hispano (Spain)                      2,846,814
  278,000 DBS Group Holdings Ltd. (Singapore)                          1,951,706
  147,100 Banco Latinoamericano de Exportaciones ADR(a,b)
           (Panama)                                                    1,846,105
  260,200 Mitsubishi Tokyo Financial Group, Inc. ADR(b) (Japan)        1,769,360
   71,000 Danske Bank (Denmark)                                        1,305,052
   22,000 Kookmin Bank ADR(b) (South Korea)                            1,081,300
                                                                    ------------
                                                                      10,800,337
 DIVERSIFIED FINANCIALS: 0.8%
   21,000 Euler & Hermes (France)                                        739,017
   21,000 Euler & Hermes Rights (France)                                   9,936
                                                                    ------------
                                                                         748,953
                                                                    ------------
                                                                      11,549,290
 ENERGY: 7.9%
   47,600 Norsk Hydro ASA ADR(b) (Norway)                              2,290,512
  220,100 Stolt Offshore S.A. ADR(a,b) (Norway)                        1,364,620
   35,000 Compagnie Generale de Geophysique(a) (France)                1,190,293
   40,500 Petro-Canada(b) (Canada)                                     1,144,935
    5,500 TotalFinaElf (France)                                          891,315
   19,346 EnCana Corp.(b) (Canada)                                       591,988
                                                                    ------------
                                                                       7,473,663
CONSUMER STAPLES: 4.1%
FOOD, BEVERAGE AND TOBACCO: 4.1%
1,549,000 Goodman Fielder Ltd. (Australia)                             1,456,515
  227,000 Kikkoman Corp. (Japan)                                       1,429,817
   15,700 Unilever N.V. ADR(b) (Netherlands)                           1,017,360
                                                                    ------------
                                                                       3,903,692
TELECOMMUNICATION SERVICES: 2.8%
      635 Nippon Telegraph & Telephone Corp. (Japan)                   2,611,730
INFORMATION TECHNOLOGY: 2.4%
TECHNOLOGY HARDWARE & EQUIPMENT: 2.4%
  197,400 Oce N.V. (Netherlands)                                       2,296,127
HEALTH CARE: 1.7%
PHARMACEUTICALS & BIOTECHNOLOGY: 1.7%
   37,100 Novartis A.G. ADR(b) (Switzerland)                           1,626,093
UTILITIES: 1.3%
   55,700 Scottish Power PLC ADR(b) (United Kingdom)                   1,191,980
                                                                    ------------
Total Common Stocks (cost $79,600,316)                               $79,718,619
                                                                    ------------

See accompanying Notes to Financial Statements

                                        Dodge & Cox International Stock Fund / 4

Portfolio of Investments                                           June 30, 2002

--------------------------------------------------------------------------------
PREFERRED STOCKS: 8.1%
--------------------------------------------------------------------------------
 SHARES                                                         MARKET VALUE
 CONSUMER DISCRETIONARY: 2.6%
 MEDIA: 2.6%
   531,096 News Corp. Ltd. Limited Voting
            Ordinary Shares (Australia)                          $  2,446,095

 ENERGY: 1.9%
   100,900 Petroleo Brasileiro S.A. ADR(b)
            (Brazil)                                                1,755,660

 FINANCIALS: 1.8%
 BANKS: 1.8%
   102,400 Uniao de Bancos Brasileiros
            Sponsored GDR(b) (Brazil)                               1,689,600

 UTILITIES: 1.6%
   207,000 Ultrapar Participacoes S.A. ADR(b)
            (Brazil)                                                1,500,750
 TELECOMMUNICATION SERVICES: 0.2%
   452,600 Embratel Participacoes ADR(a,b)
            (Brazil)                                                  181,040
                                                                -------------
 Total Preferred Stocks (cost $10,971,375)                          7,573,145
                                                                -------------

 SHORT-TERM INVESTMENTS: 8.4%
--------------------------------------------------------------------------------
 PAR VALUE

$  447,440  SSgA Prince Money Market Fund                             447,440
 7,474,000  State Street Repurchase Agreement,
             1.75% 7/1/02 (collateralized by
             U.S. Treasury securities, value
             $7,629,375)                                            7,474,000
                                                                 ------------
Total Short-term Investments (cost $7,921,440)                      7,921,440
                                                                 ------------

TOTAL INVESTMENTS (cost $98,493,131)                   101.1%      95,213,204
OTHER ASSETS LESS LIABILITIES                           (1.1)      (1,001,763)
                                                       -----     ------------
TOTAL NET ASSETS                                         100%     $94,211,441
                                                       -----     ------------

(a)  Non-income producing
(b)  Securities denominated in U.S. Dollars

                                  See accompanying Notes to Financial Statements

5 / Dodge & Cox International Stock Fund

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                              June 30, 2002
Assets:
Investments, at market value (identified cost $98,493,131)       $95,213,204
Cash denominated in foreign currency (identified cost $37,174)        36,991
Receivable for Fund shares sold                                      906,601
Dividends and interest receivable                                    128,459
                                                                 -----------
                                                                  96,285,255
                                                                 -----------
Liabilities:
Payable for investments purchased                                  1,273,081
Payable for Fund shares redeemed                                     609,751
Management fee payable                                                95,323
Accounts payable                                                      95,659
                                                                 -----------
                                                                   2,073,814
                                                                 -----------
Net Assets                                                       $94,211,441
                                                                 -----------
Net Assets Consist of:
Paid in capital                                                  $96,799,835
Accumulated undistributed net investment income                      451,968
Accumulated undistributed net realized gain on investments and
 foreign currency transactions                                       239,748
Net unrealized depreciation on investments and foreign currency   (3,280,110)
                                                                 -----------
                                                                 $94,211,441
                                                                 -----------
Beneficial shares outstanding (par value $0.01 each, unlimited
 shares authorized)                                                4,999,506
Net asset value per share                                        $     18.84

Statement of Operations
--------------------------------------------------------------------------------

                                              Six Months Ended June 30, 2002
Investment Income:
Dividends (net of foreign taxes of $95,927)                      $   666,117
Interest                                                              43,172
                                                                 -----------
                                                                     709,289
                                                                 -----------
Expenses:
Management fees (Note 2)                                             171,547
Custodian and fund accounting fees                                    25,934
Transfer agent fees                                                   39,712
Professional fees                                                     20,473
Shareholder reports                                                   21,529
Registration fees                                                     40,459
Trustees' fees (Note 2)                                               13,715
Miscellaneous                                                            176
                                                                 -----------
 Total expenses                                                      333,545
                                                                 -----------
 Expenses reimbursed by investment manager (Note 2)                  (76,224)
                                                                 -----------
Net expenses                                                         257,321
                                                                 -----------
Net Investment Income                                                451,968
                                                                 -----------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
 Net realized gain from:
  Investments                                                        192,290
  Foreign currency transactions                                        4,213
 Net unrealized depreciation on investments and foreign currency  (2,430,440)
                                                                 -----------
  Net realized and unrealized loss on investments and foreign
   currency                                                       (2,233,937)
                                                                 -----------
Net Decrease in Net Assets from Operations                       $(1,781,969)
                                                                 -----------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 Period May 1,
                                            Six Month Ended       2001 through
                                              June 30, 2002  December 31, 2001
Operations:
Net investment income                           $   451,968        $   157,957
Net realized gain                                   196,503             73,525
Net unrealized depreciation                      (2,430,440)          (619,811)
                                                ------------------------------
Net decrease in net assets
 from operations                                 (1,781,969)          (388,329)
                                                ------------------------------
Distributions to
Shareholders from:
Net investment income                                   --            (157,957)
Net realized gain                                       --             (30,280)
                                                ------------------------------
Total distributions                                     --            (188,237)
                                                ------------------------------
Beneficial Share Transactions:
Amounts received from
 sale of shares                                  89,032,612         28,787,213
Net asset value of shares
 issued in reinvestment of distributions                --             183,194
Amounts paid for
 shares redeemed                                (18,243,502)        (7,102,185)
                                                ------------------------------
Net increase from beneficial share
transactions                                     70,789,110         21,868,222
                                                ------------------------------
Total increase in net assets                     69,007,141         21,291,656
Net Assets:
Beginning of period (Note 1)                     25,204,300          3,912,644
                                                ------------------------------
End of period (including undistributed
 net investment income of $451,968 and
 $0, respectively)                               94,211,441        $25,204,300
                                                ------------------------------
Shares sold                                       4,579,691          1,571,053
Shares issued in reinvestment of
 distributions                                          --              10,043
Shares redeemed                                    (948,477)          (408,436)
                                                ------------------------------
Net increase in shares outstanding                3,631,214          1,172,660
                                                ------------------------------

See accompanying Notes to Financial Statements

                                        Dodge & Cox International Stock Fund / 6

Notes to Financial Statements
-------------------------------------------------------------------------------
Note 1

Dodge & Cox International Stock Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's predeces-sor, Dodge & Cox International Equity Fund, L.L.C. (the "LLC"), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund was capitalized on April 30, 2001 upon the transfer of assets from the LLC and commenced opera-tions on May 1, 2001. This transaction was accomplished through a tax-free transfer of LLC assets valued at $3,912,644 (including $229,859 of unrealized depreciation) in exchange for 195,632 shares of the Fund. Immediately after the transfer, the LLC dissolved and the five equal owners of the LLC, who are officers and employees of Dodge & Cox and trustees and/or officers of the Trust, became the initial shareholders of the Fund.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Sig-nificant accounting policies are as follows: (a) Security valuation: listed portfolio securities are valued at the last reported sales price on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask price; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; foreign securities are converted to U.S. dollars using pre-vailing exchange rates; short-term securities are valued at amortized cost which approximates current value. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securi-ties sold are determined on the basis of identified cost. (d) Dividend and in-terest income are recorded on the accrual basis; certain dividends from for-eign securities may be recorded as soon as the Fund is informed of the divi-dend if such information is obtained subsequent to the ex-dividend date. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value computation on the ex-dividend date. (f) Foreign currency translation: investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end; purchases and sales of securities and income receipts are translated into U.S. dollars at the prevailing exchange rate on the re-spective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the differ-ence between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities. (g) The Fund may enter into forward foreign currency exchange contracts in order to reduce the exposure to changes in foreign currency exchange rates on the foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. (h) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (i) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social insta-bility. These and other risk considerations are discussed in the Fund's Pro-spectus.

7 / Dodge & Cox International Stock Fund

-------------------------------------------------------------------------------
Note 2

Under a written agreement, the Fund pays an annual management fee of 6/10 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. For the period from May 1, 2001 through December 31, 2003, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of expenses to average net assets at 9/10 of 1%. The agreement is renewable annually thereafter and is subject to 30 days written notice for termination by either party. All officers and four of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an an-nual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees. At June 30, 2002, 7% of the Fund's outstanding shares were owned by individuals who are officers or trustees of the Trust, and who are officers and employees of Dodge & Cox.

Note 3

At June 30, 2002, the tax basis components of accumulated undistributed income and net realized gain include $689,102 of ordinary income and $2,614 long term capital gain. For the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, aggregated $69,559,003 and $1,931,431, respectively. At June 30, 2002, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $3,280,110, of which $4,853,821 represented appreciated securities and $8,133,931 represented depreciated securities and foreign currencies.

                                        Dodge & Cox International Stock Fund / 8

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share  Six Months Ended   May 1, 2001 through
outstanding throughout the period)        June 30, 2002     December 31, 2001
-------------------------------------------------------------------------------
Net asset value, beginning of period             $18.42                $20.00

Income from investment operations:
 Net investment income                             0.09                  0.14
 Net realized and unrealized gain
  (loss)                                           0.33                 (1.56)
                                                 ----------------------------
 Total from investment operations                  0.42                 (1.42)
                                                 ----------------------------
Distributions to shareholders from:
 Net investment income                              --                  (0.14)
 Net realized gain                                  --                  (0.02)
                                                 ----------------------------
 Total distributions                                --                  (0.16)
                                                 ----------------------------
Net asset value, end of period                   $18.84                $18.42
                                                 ----------------------------
Total return                                       2.28%                (7.09)%
Ratios/supplemental data:
 Net assets, end of period (millions)               $94                   $25
 Ratio of expenses to average net
  assets                                           0.90%*                0.90%
 Ratio of expenses to average net
  assets,
  excluding reimbursement by
  investment manager                               1.17%*                2.47%
 Ratio of net investment income to
  average net assets                               1.58%*                1.74%
 Portfolio turnover rate                              2%                   23%

--------------------------------------------------------------------------------
*  Annualized

9 / Dodge & Cox International Stock Fund

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                                       Dodge & Cox International Stock Fund / 10

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox